As filed with the Securities and Exchange Commission on April 30, 2008

Registration Nos. 333-69508
and 811-9080

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 8

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway
Kansas City, Missouri 64111-2565
(Address of Depositor's Principal Executive Offices)

Depositor’s Telephone Number: (816) 753-7000

William A. Schalekamp
Kansas City Life Insurance Company
3520 Broadway
Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

 It is proposed that this filing will become effective:

   [    ]   Immediately upon filing pursuant to paragraph (b) of Rule 485

   [ X ]   On May 1, 2008, pursuant to paragraph (b) of Rule 485

   [    ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485

   [    ]   On (date) pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:
Flexible Premium Survivorship Variable Life Insurance Contracts

PROSPECTUS

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract (“Contract") offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net Premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund (Series I Shares)

AIM V.I. Core Equity Fund (Series I Shares)

AIM V.I. Technology Fund (Series I Shares)

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund

American Century VP Income & Growth Fund

American Century VP International Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

American Century Variable Portfolios II, Inc

American Century VP Inflation Protection Fund (Class II)

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Developing Leaders Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares

Federated Insurance Series

Federated American Leaders Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio (Service Class 2)

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio (Service Class 2)

VIP Freedom 2010 Portfolio (Service Class 2)

VIP Freedom 2015 Portfolio (Service Class 2)

VIP Freedom 2020 Portfolio (Service Class 2)

VIP Freedom 2025 Portfolio (Service Class 2)

VIP Freedom 2030 Portfolio (Service Class 2)

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund (Class 2))

Franklin Small-Mid Cap Growth Securities Fund (Class 2)

Templeton Developing Markets Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio

MFS® Variable Insurance TrustSM

MFS Growth Series (Service Class) (formerly MFS Emerging Growth Series)

MFS Research Series (Service Class)

MFS Research Bond Series (Service Class)

MFS Strategic Income Series (Service Class)

MFS Total Return Series (Service Class)

MFS Utilities Series (Service Class)

Seligman Portfolios, Inc.

Seligman Capital Portfolio (Class 2)

Seligman Communications and Information Portfolio (Class 2)

Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of net Premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.

We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less the Loan Balance and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option Premium requirements.

The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	13
KANSAS CITY LIFE INSURANCE COMPANY	13
FIXED ACCOUNT	13
THE VARIABLE ACCOUNT AND THE FUNDS	13
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	13
THE FUNDS	13
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	18
VOTING RIGHTS	19
CHARGES AND DEDUCTIONS	19
PREMIUM EXPENSE CHARGES	19
MONTHLY DEDUCTION	19
DAILY MORTALITY AND EXPENSE RISK CHARGE	21
TRANSFER PROCESSING FEE	21
SURRENDER CHARGE	22
PARTIAL SURRENDER FEE	22
FUND EXPENSES	22
OTHER TAX CHARGE	22
THE CONTRACT	22
PURCHASING A CONTRACT	22
WHO SHOULD PURCHASE A CONTRACT	22
APPLYING FOR A CONTRACT	23
OWNERSHIP	23
CHANGE OF OWNERSHIP	23
DETERMINATION OF CONTRACT DATE	23
REPLACEMENT OF EXISTING INSURANCE	24
FREE LOOK RIGHT TO CANCEL CONTRACT	24
ALLOCATION AND TRANSFERS	25
PREMIUM ALLOCATIONS AND CREDITING	25
TRANSFER PRIVILEGE	25
DOLLAR COST AVERAGING PLAN	27
PORTFOLIO REBALANCING PLAN	27
CHANGES IN THE CONTRACT OR BENEFITS	28
SUPPLEMENTAL AND/OR RIDER BENEFITS	28
PREMIUMS	29
PREMIUMS	29
PREMIUMS TO PREVENT LAPSE	31
HOW YOUR CONTRACT VALUES VARY	32
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	32
DETERMINING THE CONTRACT VALUE	32
CASH SURRENDER VALUE	33
COMPANY HOLIDAYS	33

DEATH BENEFIT	34
AMOUNT OF DEATH PROCEEDS	34
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	34
COVERAGE OPTIONS	34
CORRIDOR DEATH BENEFIT	35
GUARANTEED MINIMUM DEATH BENEFIT OPTION	35
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	36
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED	37
CHANGES IN DEATH BENEFIT	37
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT	37
CHANGES IN COVERAGE OPTION	37
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT	37
DECREASES IN TOTAL SUM INSURED	38
SELECTING AND CHANGING THE BENEFICIARY	38
CASH BENEFITS	39
CONTRACT LOANS	39
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	40
PARTIAL SURRENDERS	40
PAYMENT OPTIONS	40
PAYMENT OF PROCEEDS	41
REINSTATEMENT OF CONTRACT	42
TAX CONSIDERATIONS	42
INTRODUCTION	42
TAX STATUS OF THE CONTRACT	42
TAX TREATMENT OF CONTRACT BENEFITS	43
OUR INCOME TAXES	46
POSSIBLE TAX LAW CHANGES	46
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	46
SALE OF THE CONTRACTS	46
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	47
LITIGATION	48
CHANGE OF ADDRESS NOTIFICATION	48
FINANCIAL STATEMENTS	48
APPENDIX A	49
DEFINITIONS	50
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	53

SUMMARY OF THE CONTRACT

The Contract is a flexible premium survivorship variable universal life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the net Premiums paid.

The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You could lose some or all of your money.  However, there is a Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount (less any Loan Balance and past due charges) upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement. (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION," page 35)  If this option is not in effect and the value is not enough to pay charges due, then the Contract will lapse without value after a Grace Period. (See "PREMIUMS TO PREVENT LAPSE,” page 31)  We do guarantee to keep the Contract in force during the first three years of the Contract as long as you meet certain Premium requirements. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," page 30)  If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "TAX CONSIDERATIONS," page 42)  The Contract also permits loans and partial surrenders, within limits.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•
The minimum initial Total Sum Insured is $200,000, which may be made up of a combination of Specified Amount and Additional Insurance Amount.  The Specified Amount must be at least $100,000.  We may allow these minimum limits to be reduced. (See “APPLYING FOR A CONTRACT,” page 23)

•	There are three Coverage Options available:

•	Option A--at least equal to the Total Sum Insured on the date of the death of the last surviving Insured;
•	Option B--at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value on the date of such death; and
•
Option L--at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured on the Contract Value multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. (See “COVERAGE OPTIONS,” page 34)

Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect. (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION," page 35)

•
There is flexibility to change the Coverage Option and Specified Amount. (See “CHANGES IN COVERAGE OPTION,” page 37, for rules and limits.)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Loan Balance from the amount payable.

Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS,” page 42)

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS,” page 42)

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS,” page 42)

•
Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any transfer processing fee from the remaining Contract Value.

Tax Benefits.  While guidance is limited for Survivorship Life Contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Therefore, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS," page 42)

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund. (See "FREE LOOK RIGHT TO CANCEL CONTRACT," page 24)  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "PREMIUM ALLOCATIONS AND CREDITING," page 25)  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium.  We guarantee to keep the Contract in force during the first three years of the Contract and during the three years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 30) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See “PREMIUMS TO PREVENT LAPSE,” page 31)

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.

•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

Illustrations. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on you Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.  A lapse could result in adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to certain features of the Contract is limited.  Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated, as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See “TAX CONSIDERATIONS,” page 42)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks.  During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences. (See “TAX CONSIDERATIONS,” page 42)

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, completely surrender the Contract, or the Contract lapses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charges
Premium Tax Charge	Upon receipt of each Premium payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Sale Charge	Upon receipt of each Premium payment	6.00% of each Premium Payment	6.00% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 10 Contract Years	$0.00- $50.00 per thousand of the Specified Amount at issue	$0.00- $50.00 per thousand of the Specified Amount at issue
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $500,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 10 Contract Years	$7.84 per $1,000 of the Specified Amount at issue	$7.84 per $1,000 of the Specified Amount at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative and in Appendix A.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[3]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk[4] annually	$0.00 - $358.81 per $1,000 of net amount at risk[4] annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $500,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk[4] annually	$0.01 per $1,000 of net amount at risk[4] annually
Monthly Expense Charge[5]
Monthly Charge	On the Allocation Date and on each Monthly Anniversary Day	$7.50	$7.50
Monthly Per Thousand of Specified Amount	On the Allocation Date and on each Monthly Anniversary Day for the first 10 Contract Years	$0.35 per $1,000 of the Specified Amount	See table below[6]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	2%	2%

3 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Total Sum Insured, and risk class.  The charge generally increases as the Insureds Age.  The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
4 The net amount at risk on a Monthly Anniversary is the difference between the death benefit and the Contract Value.
5 The Monthly Expense Charge is the sum of the Monthly Charge and the Monthly Per Thousand of the Specified Amount Charge.
6 The Monthly Per Thousand of Specified Amount Charge is based on the issue age of the youngest Insured and is only assessed in Contract Years 1-10.

Contract Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07
30-39	$0.09
40-49	$0.14
50-59	$0.18
60-69	$0.28
70+	$0.35

7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Optional Rider Charges[8]
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $500,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.29 per $1,000 of rider coverage amount for a male, $0.26 per $1,000 of rider coverage amount for a female	$0.14 per $1,000 of rider coverage amount for a male, $0.11 per $1,000 of rider coverage amount for a female
Joint Survivorship Four-Year Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $500,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.10 per $1,000 of rider coverage amount annually	$0.08 per $1,000 of rider coverage amount annually

8 Charges for most of the riders vary based on individual characteristics such as the Insureds’ issue or actual Age, sex, and risk class, and may vary based on Contract year and base Total Sum Insured or net amount at risk.  Charges based on actual Age may increase as the Insureds’ age.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

For information concerning compensation paid in connection with the sale of the Contracts, see “SALE OF THE CONTRACTS,” page 46.

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2007.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES9

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.73%[10]

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2007.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
10 The table showing the range of expenses of the portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2007.

ANNUAL PORTFOLIO OPERATING EXPENSES11

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

11 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the above information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2007.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund (Series I Shares)	0.61%	NA	0.27%	0.00%[12]	0.88%[13]	NA14	NA
AIM V.I. Core Equity Fund (Series I Shares)	0.60%	NA	0.28%	0.02%[12]	0.90%[13]	0.01%[14]	0.89%
AIM V.I Technology Fund (Series I Shares)	0.75%	NA	0.35%	0.01%[12]	1.11%[13]	NA14	NA

12 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests.  You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers.  The impact of the acquired fund fees and expense are included in the total returns of the Fund.
13 The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses  (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets.  In determining the advisor's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.  These credits are used to pay certain expenses incurred by the Fund.  This expense limitation agreement is in effect through at least April 30, 2009.
14 Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds.  The Fee Waiver reflects this agreement.  This waiver agreement is in effect through at least April 30, 2009.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	1.00%	NA	0.00%	NA	1.00%[15]	NA	NA
American Century VP Income & Growth Fund	0.70%	NA	0.01%	NA	0.71%[15]	NA	NA
American Century VP International Fund	1.20%	NA	0.01%	NA	1.21%[15]	NA	NA
American Century VP Mid Cap Value Fund	1.00%	NA	0.01%	NA	1.01%[15]	NA	NA
American Century VP Ultra® Fund	1.00%	NA	0.01%	NA	1.01%[15]	NA	NA
American Century VP Value Fund	0.93%	NA	0.01%	NA	0.94%[15]	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund (Class II)	0.49%	0.25%	0.01%	NA	0.75%[16]	NA	NA

15 The investment manager to American Century Variable Portfolios receives a unified management fee and out of that fee pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.  For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion.  For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70% for the first $5 billion of the average net assets of this Fund and 0.65% over $5 billion.  For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the Fund, 1.20% of the next $250 million, 1.10% of the next $500 million and 1.00% over $1 billion.  For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion.  For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $2.5 billion of the average net assets of the Fund, 0.995% of the next $2.5 billion, 0.98% of the next $2.5 billion, 0.97% of the next $2.5 billion, 0.96% of the next $2.5 billion, 0.95% of the next $2.5 billion, 0.94% of the next $2.5 billion, 0.93% of the next $2.5 billion, 0.92% of the next $2.5 billion, 0.91% of the next $2.5 billion, 0.90% of the next $5 billion, and 0.80% over $30 billion.
16 For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.49% of the average net assets of the Class II shares of the Fund.  Other expenses include the fees and expenses of the Fund's independent director and their legal counsel, as well as interest.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.42%	NA	1.17%	0.01%	1.16%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Developing Leaders Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Federated Insurance Series
Federated American Leaders Fund II	0.75%	NA	0.44%	NA	1.19%	0.27%	0.92%
Federated High Income Bond Fund II	0.60%	NA	0.42%	NA	1.02%	0.25%	0.77%
Federated Prime Money Fund II	0.50%	NA	0.57%	NA	1.07%	0.42%	0.65%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio (Service Class 2)	0.56%	0.25%	0.09%	NA	0.90%	NA	0.89%[17]
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio (Service Class 2)	NA	0.25%	0.00%	0.45%	0.70%[18]	NA	NA
VIP Freedom 2010 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.56%	0.81%[18]	NA	NA
VIP Freedom 2015 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.59%	0.84%[18]	NA	NA
VIP Freedom 2020 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.62%	0.87%[18]	NA	NA
VIP Freedom 2025 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.63%	0.88%[18]	NA	NA
VIP Freedom 2030 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.66%	0.91%[18]	NA	NA

17 A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses.  In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89%.  These offsets may be discontinued at any time.
18 Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%, 0.10% and 0.25% for Initial Class, Service Class and Service Class 2, respectively.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund)[19]	0.75%	0.25%	0.31%	NA	1.31%	0.42%	0.89%
Franklin Small-Mid Cap Growth Securities Fund (Class 2)	0.47%	0.25%	0.28%	0.01%[20]	1.01%	0.01%[20]	1.00%
Templeton Developing Markets Securities Fund (Class 2)	1.23%	0.25%	0.25%	NA	1.73%	NA	NA
Templeton Foreign Securities Fund (Class 2)	0.63%	0.25%	0.14%	0.02%[20]	1.04%	0.02%[20]	1.02%

19 The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008.  For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees.  Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.  Based on Fund total assets of $977 million on December 31, 2007, it is estimated that the increase for the year ending April 30, 2009, will be 0.12%, which is a 0.07% increase in the management fee and a 0.05% increase in the administration fee, for net annual Fund operating expenses of 0.89%.  In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.
20 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is “the acquired fund” in this case) to the extent of the Fund’s fees and expenses of the acquired fund.  This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.  This reduction is not reflected in Net annual Fund operating expenses, which would be lower if it were.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	NA	0.55%[21]	0.01%[22]	1.26%[23]	NA	NA
JPMorgan Small Company Portfolio	0.60%	NA	0.55%[21]	0.01%[22]	1.16%[23]	0.07%[24]	1.09%
JPMorgan U.S. Large Cap Core Equity Portfolio	0.35%	NA	0.50%[21]	NA	0.85%	NA	NA

21 “Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.
22 “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end.  This amount reflects the allocation only through the fiscal year ending 12/31/07.  “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.
23 The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
24 JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the average daily net assets for the JPMorgan Mid Cap Value Portfolio, 1.08% for the average daily net assets for the JPMorgan Small Company Portfolio, and 0.85% for average daily net assets for the JPMorgan U.S. Large Cap Core Equity Portfolio through 4/30/09. In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Operating Expenses for the JPMorgan Mid Cap Value Portfolio would have been 1.25% of the average daily net assets.  Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Operating Expenses for the JPMorgan Small Company Portfolio would have been 1.15%, and Total Portfolio Annual Operating Expenses After Reimbursement would have been 1.08%, of the average daily net assets.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
MFS® Variable Insurance TrustSM
MFS Growth Series (Service Class) (formerly MFS Emerging Growth Series)	0.75%	0.25%	0.12%	NA	1.12%	NA	NA
MFS Research Series (Service Class)	0.75%	0.25%	0.13%	NA	1.13%	NA	NA
MFS Research Bond Series (Service Class)	0.60%	0.25%[25]	0.17%[26]	NA	1.02%[26]	0.10%[27]	0.92%[26]
MFS Strategic Income Series (Service Class)	0.75%	0.25%[25]	0.41%[26]	NA	1.41%[26]	0.31%[28],[29]	1.10%[26]
MFS Total Return Series (Service Class)	0.75%	0.25%[25]	0.08%[26]	NA	1.08%[26]	0.03%[30]	1.05%[26]
MFS Utilities Series (Service Class)	0.75%	0.25%[25]	0.10%[26]	NA	1.10%[26]	0.03%[31]	1.07%[26]

25 The Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund’s Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth in the Fund’s prospectus.’
26 The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.
27 MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
28 MFS has agreed in writing to bear the series' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangement that reduces the Fund’s custodian fee, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2009.
29 MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets up to $1 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
30 MFS has agreed in writing to reduce its management fee to 0.65% annually on average daily net assets in excess of $3 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
31 MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets in excess of $1 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Seligman Portfolios, Inc.
Seligman Capital Portfolio (Class 2)	0.40%	0.25%	0.78%	NA	1.43%	NA	NA
Seligman Communications and Information Portfolio (Class 2)	0.75%	0.25%	0.35%	NA	1.35%	NA	NA
Seligman Smaller-Cap Value Portfolio (Class 2)	1.00%	0.19%	0.14%	NA	1.33%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply. (See “TRANSFER PRIVILEGE,” page 25)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc. – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited).  The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing primarily in common stocks of companies of all market capitalizations.  The Fund may invest up to 25% of its total assets in foreign securities.

AIM V.I. Core Equity Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc.  – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited). The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of established companies that have long-term above average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings.

AIM V.I. Technology Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc.  – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited). The Fund’s investment objective is capital growth.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

American Century VP Income & Growth Fund (Manager: American Century Investment Management, Inc.).  American Century VP Income & Growth seeks capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in common stocks.

American Century VP International Fund (Manager: American Century Global Investment Management, Inc.).  The investment objective of American Century VP International Portfolio is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.  International investment involves special risk considerations.  These include economic and political conditions, expected inflation rates and currency swings.

American Century VP Mid Cap Value Fund (Manager: American Century Investment Management, Inc.). American Century VP Mid Cap Value seeks long-term capital growth. Income is a secondary objective. The Fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.

American Century VP Ultra® Fund (Manager: American Century Investment Management, Inc.).  American Century VP Ultra seeks long-term capital growth. The Fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

American Century VP Value Fund (Manager: American Century Investment Management, Inc.).  American Century VP Value seeks long-term capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund (Class II) (Manager: American Century Investment Management, Inc.).  American Century VP Inflation Protection Fund seeks long-term total return using a strategy that seeks to protect against U.S. inflation.

Calamos Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income.  The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The portfolio seeks long-term capital growth consistent with the preservation of capital.  Its secondary goal is current income.  To pursue these goals the portfolio invests at least 80% of it assets in common stocks.  The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase.

Developing Leaders Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Franklin Portfolio Associates).  The portfolio seeks capital growth.  To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.  Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Mellon Equity Associates).  The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.  To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.  The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.  Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones.  The Fund may also use stock index futures as a substitute for the sale or purchase of securities.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Mellon Capital Management).  Seeks capital growth with current income as a secondary goal.  To pursue these goals, the Fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series

Federated American Leaders Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital.  The Fund's secondary objective is to provide income.  The Fund pursues its investment objectives by investing primarily in equity securities of large capitalization companies that are in the top 50% of their industry in terms of revenues, are characterized by sound management and have the ability to finance expected growth.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as “junk bonds.”

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Contrafund Portfolio is to seek long-term capital appreciation

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom Income Portfolio seeks high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2010 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio (Service Class 2) (Manager: FMR). The investment objective of the VIP Freedom 2015 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2020 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio (Service Class 2) (Manager: FMR). The investment objective of the VIP Freedom 2025 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2030 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund (Class 2)) (Manager: Franklin Advisers, Inc.).  Seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth Securities Fund (Class 2) (Manager: Franklin Advisers, Inc.).  Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.).  Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.).  Seeks long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio (Manager: J.P. Morgan Investment Management Inc.).  JPMorgan Mid Cap Value Portfolio seeks growth from capital appreciation.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.).  JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies.  These small-

cap securities will be primarily securities of companies located in the U.S.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan U.S. Large Cap Core Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments of large-cap U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance TrustSM

MFS Growth Series (Service Class) (formerly MFS Emerging Growth Series) (Manager:  MFS Investment Management®).  The Growth Series Fund investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Series (Service Class) (Manager:  MFS Investment Management®).  The Research Series Fund investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Bond Series (Service Class) (Manager:  MFS Investment Management®). The Research Bond Series Fund investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Strategic Income Series (Service Class) (Manager:  MFS Investment Management®).  The Strategic Income Series Fund investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Total Return Series (Service Class) (Manager:  MFS Investment Management®).  The Total Return Series Fund investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

MFS Utilities Series (Service Class) (Manager:  MFS Investment Management®). The Utilities Series seeks Fund investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

Seligman Portfolios, Inc.

Seligman Capital Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The objective is capital appreciation.  The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

Seligman Communications and Information Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The Portfolio’s objective is capital gain.  The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries.  The Portfolio may invest in companies of any size.

Seligman Smaller-Cap Value Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that the Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940.  The Distribution Plan is described in more detail in the Underlying Fund’s prospectus. (See “Fee Table—Annual Portfolio Operating Expenses” and “SALE OF THE CONTRACTS,” page 46)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc.  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts. (See “SALE OF THE CONTRACTS,” page 46).

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owners of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGES

Sales Charge.  We deduct a 6.00% Sales Charge from each Premium.  This charge reimburses us for administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the Sales Charge.

Premium Tax Charge.  We deduct a 2.25% Premium Tax Charge from each Premium.  This charge reimburses us for state and local Premium taxes.  We apply Premiums to your Contract net of the Premium Tax Charge.  State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The Premium Tax Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make a Monthly Deduction to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct a Monthly Deduction for the Contract Day and each Monthly Anniversary Day that has occurred prior to the Allocation Date.  (See “PREMIUM ALLOCATIONS AND CREDITING,” page 25)  The Monthly Deduction consists of:

•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Monthly Expense Charge

•	The monthly expense charge is $7.50 in all Contract Years, plus
•	A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest Insured. (See chart below)

Current
Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount	Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07	50-59	$0.18
30-39	$0.09	60-69	$0.28
40-49	$0.14	70+	$0.35
Years 11+ $0.00

The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

We guarantee that the monthly expense charge will not increase above the guaranteed maximum charge.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, and risk class.  We currently place each Insured in one of the following classes, based on underwriting:

•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured). (See “HOW YOUR CONTRACT VALUES VARY,” page 32, for explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverage's were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

Guaranteed Minimum Death Benefit Option Charge.  There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $.01 per $1,000 on a current basis, and $.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.

Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.

•
Guaranteed Minimum Death Benefit Option.  We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11, we will apply a monthly charge per $1,000 of Specified Amount at issue.

•	Contract Split Option Rider. We will assess a monthly charge per $1,000 of rider coverage amount.
•
Joint First to Die Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

•
Joint Survivorship Four-Year Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets. The current and guaranteed charge is at an annual rate of 0.625% of net assets.

The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each written or telephone, facsimile and electronic mail authorization request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix A).  The surrender charge factor will vary by each Insured's individual Age, risk class, and sex, but will never exceed $50 per thousand of Specified Amount.  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:

•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will prorate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year, there will be no surrender charge.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the “Fee Table” of this Prospectus and the accompanying prospectuses for the Funds.

OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts.  We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

PURCHASING A CONTRACT

This Prospectus provides a general description of the Contracts.  Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus.  Your actual Contract and any endorsements are the controlling documents.  If you would like a copy of your Contract and endorsements, contact our Home Office.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium payments will be made under a pre-authorized payment or combined billing arrangement. (See “PREMIUMS,” page 29)

We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on each Insured’s Age last birthday.  The minimum Total Sum Insured is $200,000, with a minimum Specified Amount of $100,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

OWNERSHIP

As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insureds are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.

CHANGE OF OWNERSHIP

You may change the ownership of the Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See “TAX CONSIDERATIONS,” page 42)

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Combined Billing (CB)-No Premium with Application.

If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

Government Allotment (GA) and Federal Allotment (FA).

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge a Monthly Deduction from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your “free-look” period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:

•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATION AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (Premium less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 47)  The change will apply to the net Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial net Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date (30 days after the Allocation Date), we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.  We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium, we will return the Premium promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount); or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS" page 47)  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile or electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or Fixed Account options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following optional riders are available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

Contract Split Option Rider

Issue ages: 20-75

This rider allows you to split the Contract equally (based on Total Sum Insured) into two individual Contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:

•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.

You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)

The new contracts will be based on the Insureds' Age and sex, and is based on the risk class at the time of issue of the original Contract.

This rider will terminate at the earlier of the death of the first Insured to die or the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35.)

The tax consequences of a contract split are uncertain. (See “TAX TREATMENT OF CONTRACT BENEFITS,” page 43)  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as modified endowment contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

Joint First to Die Term Life Insurance Rider

Issue ages: 20-85

This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract. (See "TAX CONSIDERATIONS," page 42)

Joint Survivorship Four- Year Term Life Insurance Rider

Issue ages: 20-85

This rider provides renewable one-year level term insurance and expires at the end of the fourth Contract Year.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.

The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35)

Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your registered representative for further information, or contact the Home Office.

PREMIUMS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we establish a Planned Premium set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may pay additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract. (See “CHARGES AND DEDUCTIONS,” page 19)

Minimum Premium Amounts.  The minimum initial Premium required is the least amount for which we will issue a Contract. This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed

Insureds, the Specified Amount, any supplemental and/or rider benefits, and the Planned Premium you propose to make. (See “PLANNED PREMIUMS,” below)  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium payment after the initial Premium payment must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit. (See “TAX CONSIDERATIONS,” page 42)

Your Contract may become a modified endowment contract if Premiums exceed the “7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See “TAX CONSIDERATIONS,” page 42)

We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See “PREMIUM ALLOCATIONS AND CREDITING,” page 25)

General Premium Information.  You must pay Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium. (See “CONTRACT LOANS,” page 39)

If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.

Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely. (See, “PREMIUMS TO PREVENT LAPSE,” page 31, and “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35)  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

Premiums Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See “INCREASES IN THE ADDITIONAL INSURANCE AMOUNT,” page 37)

Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums meet the Guaranteed Monthly Premium requirement.  For this guarantee to apply, the total Premiums must be at least equal to the sum of:

•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for three years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and optional benefits and/or riders.  If you make a change to your Contract, we will:

•	re-calculate the Guaranteed Monthly Premium;

•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.

PREMIUMS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.

Under the Guaranteed Payment Period.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:

•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.

Under the Guaranteed Minimum Death Benefit Option. If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35)

If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will lapse at the end of the Grace Period if there is insufficient value remaining in the Contract.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement. (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35)

Effect of Insufficient Premium Levels.  While paying Premiums at the levels described above will prevent Contract lapse, paying only the level of Premium required may forego advantages of building up significant Contract Value.

Premium payments less than those described above will not further erode the build-up of Contract value, but will mean the future Premium required to keep the Contract in force must be sufficient to maintain a positive Cash Surrender Value.  This Premium could be significantly higher or lower than the Premium required to keep the Contract in force during the Guaranteed Payment Period or under the Guaranteed Minimum Death Benefit Option.

Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deduction due.  (See “AMOUNT OF DEATH PROCEEDS,” page 34)  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned. (See “REINSTATEMENT OF CONTRACT,” page 42)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See “PREMIUMS TO PREVENT LAPSE,” page 31, and “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 30, and “GRACE PERIOD,” above)  However, we also offer an optional Guaranteed Minimum Death Benefit Option, which guarantees the death benefit provided certain requirements are met. (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We pay these bonus amounts out of savings we derive from the higher values of the contract.  We do not guarantee that we will pay the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deduction deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.

Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units credited to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Subaccount Accumulation Units credited to a Contract will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.

Accumulation Unit Values.  A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract will be equal to:

•	the Fixed Account Value on the preceding Valuation Day; plus
•	all Premiums allocated to the Fixed Account since the preceding Valuation Day; plus
•	any amounts transferred to the Fixed Account since the preceding Valuation Day (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred from the preceding Valuation Day to the date of calculation; less
•	the amount of any transfers from the Fixed Account to the Subaccounts since the preceding Valuation Day; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account since the preceding Valuation Day; less
•	interest on such transferred and withdrawn amounts from the effective dates of such transfers or withdrawals to the date of calculation; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See “PREMIUMS TO PREVENT LAPSE,” page 31)  The Cash Surrender Value on the Valuation Day is equal to the Contract Value less any applicable surrender charges and any Loan Balance. (See “SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE,” page 40)

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum (See “PAYMENT OF PROCEEDS,” page 41) or, if you prefer, under a payment option. (See “PAYMENT OPTIONS,” page 40)  We will pay Death Proceeds to the Beneficiary. (See “SELECTING AND CHANGING THE BENEFICIARY,” page 38)

AMOUNT OF DEATH PROCEEDS

The Death Proceeds payable upon the death of the last surviving Insured is equal to the following:

the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus

•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deduction if the death occurred during a Grace Period.

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.

The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or part of the Death Proceeds is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000, while the minimum Additional Insurance Amount is required to be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay the Monthly Deduction, the Additional Insurance Amount may lapse. (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35)

COVERAGE OPTIONS

When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the death benefit:

•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.

We will increase death benefits under any Coverage Option by any additional benefits provided by riders in force on the date of death of the last surviving Insured, and any Premiums received after the date of death.  We will also refund any cost of insurance charge deducted for the period beyond the date of death.  We will reduce the Death Proceeds by any Loan Balance.

CORRIDOR DEATH BENEFIT

The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.

GUARANTEED MINIMUM DEATH BENEFIT OPTION

An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Option Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus any Loan Balance.

"Cumulative Premiums that you have paid" means the amount that is equal to:

•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:

•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance; less
•	the cumulative paid Premium.

The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.

If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three

Monthly Deductions.  If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the Additional Insurance Amount and other optional benefit riders.

We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:

•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.

The Guaranteed Minimum Death Benefit Option will terminate:

•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:

•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus the Loan Balance exceeds the cumulative paid Premiums on the date of re-activation.

On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT

You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:

•	The Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability.
•
The Additional Insurance Amount does not increase the Guaranteed Monthly Premium under a Contract. Accordingly, the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount.

•
The monthly per thousand charges are only charged on the Specified Amount, not on the Additional Insurance Amount. Therefore, contracts with higher amounts of Additional Insurance Amounts may have greater Contract Values.

•
The Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.

SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED

We will pay Death Proceeds as though the Beneficiary died before the death of the last surviving Insured if:

•	the Beneficiary dies at the same time as or within 15 days of the death of the last surviving Insured; and
•	we have not paid the Death Proceeds to the Beneficiary within this 15-day period.

CHANGES IN DEATH BENEFIT

EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT

If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies.

•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all.
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value.
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.

CHANGES IN COVERAGE OPTION

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Total Sum Insured be at least $200,000 and the Specified Amount to be at least $100,000.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option L, it may be changed to Option A.  The Total Sum Insured will not change.  The effective date of change will be the Monthly Anniversary Day following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option L. Coverage Option L is only available at issue, so no changes to Option L are allowed.

If the Coverage Option is Option A or Option L, you may change it to Option B subject to satisfactory evidence of insurability.  This change will decrease the Total Sum Insured.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000.

If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.
We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.

Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.

INCREASES IN THE ADDITIONAL INSURANCE AMOUNT

You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the scheduled annual increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:

•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premiums may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.

For both a scheduled and unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay the Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See “GUARANTEED MINIMUM DEATH BENEFIT OPTION,” page 35)  Any increase in the Additional Insurance Amount will not affect the surrender charge or the Guaranteed Monthly Premium.  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.

DECREASES IN TOTAL SUM INSURED

You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See “PARTIAL SURRENDERS,” page 40)

We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.

We require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we receive your application.

Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  A decrease in the Total Sum Insured will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium or Guaranteed Minimum Death Benefit Option Premium. (See “SURRENDER CHARGE,” page 22)

A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 47)  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 41)

Interest.  We will charge interest on any Loan Balance at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you don't pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

Loan Collateral.  When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain.  You should consult a tax adviser if you are considering taking out a preferred loan. (See "TAX CONSIDERATIONS," page 42)

Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium Expense Charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.  (See "TAX CONSIDERATIONS," page 42, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding.)  In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.  In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct any Loan Balance from any Death Proceeds. (See "AMOUNT OF DEATH PROCEEDS," page 34)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See “PREMIUMS TO PREVENT LAPSE,” page 31)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply. (See “SURRENDER CHARGE,” page 22) We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  Generally we will make payment within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 41)  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See “PAYMENT OPTIONS,” page 40)  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences. (See “TAX CONSIDERATIONS,” page 42)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us, and we will assess a partial surrender fee. (See “PARTIAL SURRENDER FEE,” page 22, and “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 47)  We will deduct this charge from your Contract Value along with the amount requested to be surrendered.  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount (including the partial surrender fee) may not exceed the Cash Surrender Value less $300.  If you make your request by telephone, the partial surrender amount (including the partial surrender fee) must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences. (See “TAX CONSIDERATIONS,” page 42)

If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount.  We will reduce the Total Sum Insured by the partial surrender amount (including the partial surrender fee) minus the excess, if any, of the death benefit over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount and the partial surrender fee.

We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 41)

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income.  We will pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.

Minimum Amounts.  We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured’s death, the Beneficiary may make a choice.  Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the last surviving insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:

•	The New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans of Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

If payment is not made within 30 days after receipt of all documents required for such a payment, we will add interest to the amount paid from the date of receipt of all required documents at 4% or such higher rate required for a particular state

Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up an individual checking account or Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

REINSTATEMENT OF CONTRACT

If your Contract lapses, you may reinstate it within two years (or such longer period if required by state law) after lapse.  This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to certain features of the Contract is limited.  Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we have the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract".

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the “7-Pay Test.”  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a “material change” in the Contract’s benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.

Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner.

This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger Insured’s 100th year.

Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section

264, even where such entity’s indebtedness is in no way connected to the Policy.  In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death.  The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009.  EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009.  EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.  Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption.  For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.

New Guidance on Split Dollar Plans.  The IRS has issued guidance on split dollar insurance plans.  A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Contract for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after

July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

OUR INCOME TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium Expense Charge) that we incur that may be attributable to the Subaccounts or to the Contracts.  We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. (“Sunset Financial”), for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its sales representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

American Century® Variable Portfolios II, Inc., Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  85% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract year; 2% of target Premium in Contract years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.15% of the account value in years two and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses:  sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help sales representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at www.kclife.com.  Requests and changes received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made with in 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account.  You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year
Do not grade between Years 10-11

Year	Percentage

1	100%
2	87%
3	79%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%

DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract which is not part of the Specified Amount.  The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract.  We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any applicable surrender charge and any Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code, as amended.  The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premium.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract.  If elected, it guarantees payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest on the loan. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charges, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for optional benefits and/or riders.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premiums.

Premium Expense Charges	The amounts we deduct from each Premium which include the Sales Charge and the Premium Tax Charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day	Each day the New York Stock Exchange is open for business.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us, Kansas City Life	Kansas City Life Insurance Company

Written Notice/Written Request	A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACT	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.  For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net Cash Surrender Values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-9080

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2008.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACT	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insureds' lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds' lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds' lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds' are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

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ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

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•
amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.

•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACT

We offer the Contracts to the public on a continuous basis through Sunset Financial.  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial Services, Inc. (“Sunset Financial”) is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri  64121-9364.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with selling firms who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2005	$2,892,011.00	$163,737.00
2006	$2,476,131.00	$148,829.00
2007	$2,800,860.00	$90,469.00
* Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

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PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

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TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the

5

Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2007; the statement of net assets of the Variable Account as of December 31, 2007 and the related statement of operations for the year ended December 31, 2007 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2007, and financial highlights for each of the years in the five-year period ended December 31, 2007; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Their report on the consolidated financial statements contains explanatory paragraphs stating that as discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges in Insurance Contracts”, effective January 1, 2007 and Financial Accounting Standards Board Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB 109”, effective January 1 , 2007.

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LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2007 and 2006; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2007.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2007; and
•
related statement of operations for the year ended December 31, 2007, statements of changes in net assets for each of the years in the two-year period ended December 31, 2007, and financial highlights for each of the years in the five-year period ended December 31, 2007.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account.  You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts.  You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	December 31
	2007	2006
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value
(amortized cost: 2007 - $2,619,109; 2006 - $2,718,960)	$2,631,073	$2,719,439
Equity securities available for sale, at fair value
(cost: 2007 - $57,906; 2006 - $50,180)	59,149	52,351
Mortgage loans	450,148	472,019
Real estate	96,049	109,525
Policy loans	92,803	96,218
Short-term investments	36,522	41,037
Other investments	-	3,182
Total investments	3,365,744	3,493,771

Cash	12,158	3,908
Accrued investment income	36,499	38,661
Deferred acquisition costs	217,512	220,595
Value of business acquired	73,517	82,769
Reinsurance receivables	162,340	158,231
Property and equipment	27,781	29,364
Other assets	36,164	29,747
Separate account assets	420,393	400,749
Total assets	$4,352,108	$4,457,795

LIABILITIES
Future policy benefits	$851,277	$853,102
Policyholder account balances	2,087,965	2,191,105
Policy and contract claims	31,742	32,188
Other policyholder funds	107,109	87,094
Notes payable	10,400	14,700
Income taxes	40,300	35,319
Other liabilities	118,521	159,234
Separate account liabilities	420,393	400,749
Total liabilities	3,667,707	3,773,491

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares,
issued 18,496,680 shares	23,121	23,121
Additional paid in capital	30,244	25,852
Retained earnings	780,133	780,892
Accumulated other comprehensive loss	(19,811)	(25,118)
Treasury stock, at cost (2007 - 6,731,643 shares;
2006 - 6,641,183 shares)	(129,286)	(120,443)
Total stockholders' equity	684,401	684,304

Total liabilities and stockholders' equity	$4,352,108	$4,457,795

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(amounts in thousands, except share data)

	Year Ended December 31
	2007	2006	2005
REVENUES
Insurance revenues:
Premiums	$175,460	$175,926	$179,566
Contract charges	111,422	114,496	114,745
Reinsurance ceded	(54,988)	(55,158)	(55,808)
Total insurance revenues	231,894	235,264	238,503
Investment revenues:
Net investment income	190,405	196,280	194,608
Realized investment gains	5,426	5,621	6,113
Other revenues	11,499	11,349	10,312
Total revenues	439,224	448,514	449,536

BENEFITS AND EXPENSES
Policyholder benefits	166,458	167,905	169,701
Interest credited to policyholder account balances	91,215	94,648	98,637
Amortization of deferred acquisition costs
and value of business acquired	40,333	42,311	43,058
Operating expenses	88,307	93,080	89,144
Total benefits and expenses	386,313	397,944	400,540

Income before income tax expense	52,911	50,570	48,996

Income tax expense	17,250	13,652	12,812

NET INCOME	$35,661	$36,918	$36,184

Basic and diluted earnings per share:
Net income	$3.01	$3.11	$3.03

See accompanying Notes to Consolidated Financial Statements.

2

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(amounts in thousands, except share data)

	Year Ended December 31
	2007	2006	2005

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	25,852	25,063	24,279
Excess of proceeds over cost of treasury stock sold	4,392	789	784

End of year	30,244	25,852	25,063

RETAINED EARNINGS
Beginning of year	780,892	756,807	733,499
Net income	35,661	36,918	36,184
Stockholder dividends of $3.08 per share
(2006 - $1.08; 2005 - $1.08)	(36,420)	(12,833)	(12,876)

End of year	780,133	780,892	756,807

ACCUMULATED OTHER COMPREHENSIVE
LOSS
Beginning of year	(25,118)	(8,406)	26,231
Other comprehensive income (loss)	5,307	(12,588)	(34,637)
Adjustment to adopt SFAS 158	-	(4,124)	-

End of year	(19,811)	(25,118)	(8,406)

TREASURY STOCK, at cost
Beginning of year	(120,443)	(116,366)	(114,234)
Cost of 230,581 shares acquired
(2006 - 87,167 shares; 2005 - 50,689 shares)	(10,799)	(4,418)	(2,458)
Cost of 140,121 shares sold
(2006 - 24,030 shares; 2005 - 22,930 shares)	1,956	341	326

End of year	(129,286)	(120,443)	(116,366)

TOTAL STOCKHOLDERS' EQUITY	$684,401	$684,304	$680,219

See accompanying Notes to Consolidated Financial Statements.

3

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)

	Year Ended December 31
	2007	2006	2005
OPERATING ACTIVITIES
Net income	$35,661	$36,918	$36,184
Adjustments to reconcile net income to
net cash provided by operating activities:
Amortization of investment premium (discount)	6,279	7,908	10,493
Depreciation	3,323	4,223	4,247
Acquisition costs capitalized	(28,642)	(26,554)	(28,092)
Amortization of deferred acquisition costs	31,073	34,919	35,608
Amortization of value of business acquired	9,260	7,392	6,821
Realized investment gains	(4,060)	(5,621)	(6,113)
Changes in assets and liabilities:
Future policy benefits	(1,825)	(5,650)	(3,252)
Policyholder account balances	(21,356)	(28,061)	(17,275)
Income taxes payable and deferred	1,577	3,946	5,064
Other, net	1,607	(5,484)	637
Net cash provided	32,897	23,936	44,322

INVESTING ACTIVITIES
Purchases of investments:
Fixed maturity securities	(313,080)	(274,662)	(541,305)
Equity securities	(15,249)	(10,761)	(5,690)
Mortgage loans	(54,816)	(72,569)	(109,561)
Real estate	(4,507)	(45,006)	(17,804)
Other investment assets	-	-	(98)
Sales of investments:
Fixed maturity securities	168,259	94,717	175,317
Equity securities	4,583	5,078	6,296
Real estate	22,457	18,778	33,267
Other investment assets	7,930	9,213	29,055
Maturities and principal paydowns of investments:
Fixed maturity securities	198,224	279,010	394,366
Equity securities	2,806	7,175	9,026
Mortgage loans	58,405	59,120	82,414
Net additions to property and equipment	(969)	(2,028)	(1,019)
Proceeds from sale of non insurance affiliate	10,104	-	-
Net cash provided	84,147	68,065	54,264

FINANCING ACTIVITIES
Proceeds from borrowings	359,680	67,001	45,315
Repayment of borrowings	(363,980)	(79,583)	(110,252)
Deposits on policyholder account balances	205,767	202,950	242,613
Withdrawals from policyholder account balances	(294,799)	(273,816)	(245,927)
Net transfers from separate accounts	11,706	16,451	5,213
Change in other deposits	13,703	(17,074)	(14,565)
Cash dividends to stockholders	(36,420)	(12,833)	(12,876)
Net acquisition of treasury stock	(4,451)	(3,288)	(1,348)
Net cash used	(108,794)	(100,192)	(91,827)

Increase (decrease) in cash	8,250	(8,191)	6,759
Cash at beginning of year	3,908	12,099	5,340

Cash at end of year	$12,158	$3,908	$12,099

See accompanying Notes to Consolidated Financial Statements.

4

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(amounts in thousands, except share data)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Business
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies:  Kansas City Life Insurance Company (Kansas City Life) the parent company, and wholly owned subsidiaries Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American).

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. All material intercompany accounts and transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform with the current year presentation. Upon the adoption of SFAS 158, the Company recorded the related $4.1 million (net of tax) adjustment as a component of other comprehensive loss for the year ended December 31, 2006.  The Company has since determined that this adjustment should have been presented as an adjustment of the ending balance of accumulated other comprehensive loss.  The accompanying Consolidated Statements of Stockholders’ Equity for the year ended December 31, 2006 and Note 12 – Comprehensive Income have been modified to reflect this presentation.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the valuation allowance on deferred income tax assets.

Business Changes
On January 23, 2006 the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million in cash to Brooke Corporation.  On January 8, 2007, the Company completed the sale of Generations Bank after receiving regulatory approval from the Office of Thrift Supervision.  The gain on the sale was $1.9 million and is included in realized investment gains.  The bank subsidiary and the results of operations were not material to the financial statements of the Company and are not disclosed separately.

In 2006, the Company entered into a Master General Agent and Marketing Agreement with American Republic Insurance Company (American Republic) under which American Republic agents market Kansas City Life’s insurance products.  Sales under this agreement are reflected in the Individual Insurance segment.

Investments
Investment income is recognized when earned.   Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Securities available for sale are stated at fair value.  Unrealized gains and losses, net of adjustments to deferred acquisition costs (DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive loss in stockholders' equity.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at current market interest rates, which were lower than the then current effective portfolio rate.

5

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The Company’s fair value of fixed maturity and equity securities are derived from external pricing sources, brokers, and internal matrices.  Approximately 94% of these investments are from external pricing services while 6% are derived from brokers and internal matrices.  The Company reviews and analyzes its securities on an ongoing basis to determine whether impairments exist that are other-than-temporary. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's value is considered to be an other-than-temporary impairment.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  See Note 2 – Investments for further details.

Investment income on mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for ARMs (adjustable rate mortgage-backed securities) where the prospective method is used.  Under the retrospective method the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans.  Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, unimproved land for future development and low income housing tax credit (“LIHTC”) investments.  Real estate joint ventures are consolidated where required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at cost, less principal payments received.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Deferred Acquisition Costs
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred.  These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  These assumptions involve judgment and are compared to actual experience on an ongoing basis.  If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period’s income as an unlocking adjustment.  The DAC unlocking adjustment was $3.4 million for the year ended 2007 (2006 – $0.7 million; 2005 – $2.2 million) which reduced the amortization of DAC.  During the fourth quarter of 2006, the Old American segment reduced its amortization of DAC by $1.2 million.  This adjustment, which is a correction of an understatement of the capitalization of DAC in prior periods, was not material to 2006 or any prior period financial statements.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

6

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The following table provides information about DAC at December 31.

	2007	2006	2005

Balance at beginning of year	$220,595	$226,963	$229,712
Capitalization of commissions, sales and issue expenses	28,643	26,554	28,092
Gross amortization	(43,341)	(47,378)	(48,699)
Accrual of interest	12,268	12,459	13,091
Amortization due to realized investment (gains) losses	33	(58)	78
Change in DAC due to unrealized investment (gains) losses	(686)	2,055	4,689

Balance at end of year	$217,512	$220,595	$226,963

Value of Business Acquired
When a new block of business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA).  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience.  Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period’s income as an unlocking adjustment.  A VOBA unlocking adjustment was made in the second quarter of 2007 which increased the amortization of VOBA in the amount of $1.1 million for mortality margins.  There were no unlocking adjustments in 2006 and 2005.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about VOBA at December 31.

	2007	2006	2005

Balance at beginning of year	$82,769	$89,505	$96,853
Gross amortization	(14,545)	(13,868)	(13,996)
Accrual of interest	5,285	6,476	6,546
Amortization due to realized investment (gains) losses	(76)	(195)	7
Change in VOBA due to unrealized investment losses	84	851	95

Balance at end of year	$73,517	$82,769	$89,505

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block.  In 2007, interest accrued on the GuideOne acquisition VOBA at the rates of 4.58% on the interest sensitive life block, 4.05% on the deferred annuity block and 5.25% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2008 through 2012, is $7,279, $7,156, $6,899, $6,352, and $4,284, respectively.

Separate Accounts
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate

7

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

account assets and liabilities, which are equal, are recorded at fair value.  Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2007	2006	2005

Balance at beginning of year	$400,749	$367,860	$353,983

Deposits on variable policyholder contracts	57,767	46,771	49,360
Transfers to general account	(2,476)	(2,686)	(6,040)
Investment performance	33,826	52,026	25,131
Policyholder benefits	(54,663)	(49,135)	(40,890)
Contract charges	(14,810)	(14,087)	(13,684)

Balance at end of year	$420,393	$400,749	$367,860

The total separate account assets were $420.4 million as of December 31, 2007.  Variable life and variable annuity assets comprised 30% and 70% of this amount, respectively.  Two guarantees are offered under variable life and variable annuity contracts: a guaranteed minimum death benefit rider is available on certain variable universal life contracts, and guaranteed minimum death benefits are provided on variable annuities.  The guaranteed minimum death benefit rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  Kansas City Life introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides a minimum guarantee that the owner can make annual withdrawals equal to 5% of the initial annuity deposit for twenty years, or for life if withdrawals were started at age 65 or later, regardless of market returns.  The value of variable annuity separate accounts with the GMWB rider was $9.6 million at the end of 2007.  The liabilities associated with these guarantees are not material.

As of December 31, 2007, separate account balances for variable annuity contracts were $295.2 million.   The total reserve held for variable annuity guaranteed minimum death benefits was $0.1 million.  Additional information related to the guaranteed minimum death benefits and related separate account balances and net amount at risk (the amount by which the guaranteed minimum death benefit exceeds the account balance) as of December 31, 2007 is provided below:

Type of Guarantee	Separate	Net
(amounts in millions)	Account	Amount
	Balance	at Risk

Return of net deposits	$267.4	$2.5
Return of the greater of the highest anniverary
contract value or net deposits	12.1	0.2
Return of the greater of every fifth year highest
anniversary contract value or net deposits	8.3	0.1
Return of the greater of net deposits accumulated annually
at 5% or the highest anniversary contract value	7.4	0.1
Total	$295.2	$2.9

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due.  Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

8

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the  services are provided.

Future Policy Benefits
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 2001 VBT and the 1975-1980 Select and Ultimate Basic Table serve as the basis for mortality assumptions.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

	2007	2006

Life insurance	$623,079	$625,359
Immediate annuities and
supplementary contracts
with life contingencies	186,268	186,782
Total	809,347	812,141

Accident and health insurance	41,930	40,961

Total future policy benefits	$851,277	$853,102

Policyholder Account Balances
Liabilities for universal life and fixed deferred annuity products are included in policyholder account balances, without reduction for potential surrender charges and deferred front-end contract charges.  Front-end contract charges are amortized over the term of the policies.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.  Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.50% (2006 – 3.00% to 5.75%; 2005 – 3.00% to 5.75%).

The following table provides detail about policyholder account balances at December 31.

	2007	2006

Universal life insurance	$1,033,693	$1,054,911
Fixed deferred annuities	987,014	1,068,286
Other	67,258	67,908

Policyholder account balances	$2,087,965	$2,191,105

Income Taxes
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

9

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible.  If future taxable income is not expected, a valuation allowance against deferred income tax assets may be required.

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the entity’s earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2007 approximated 5% of statutory premiums and 6% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

Reinsurance
In the normal course of business, the Company cedes risks to other insurers, primarily to protect the Company against adverse fluctuations in mortality experience.  Reinsurance is effected on individual risks and through various quota share arrangements.  Business is reinsured primarily through yearly renewable term and coinsurance agreements.  Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage.  Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits.  The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.  The Company also assumes risks ceded by other companies.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances.  The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Income Per Share
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,836,213 shares (2006 – 11,883,830 shares; 2005 – 11,923,831 shares). The number of shares outstanding at year-end was 11,765,037 (2006 – 11,855,497).

Comprehensive Income
Comprehensive income is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158 – described below under New Accounting Pronouncements.  The adjustment to adopt SFAS 158 consisted of pension and postretirement net losses and prior service costs.  Other comprehensive income (loss) also includes deferred income taxes on these items.

New Accounting Pronouncements
In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" (“SFAS 123R”).  This statement requires recognition in the financial statements of the fair-value-based measurement method of stock-based compensation issued to employees.  SFAS 123R became effective January 1, 2006.  Historically the Company had expensed all stock-based compensation using a fair-value-based measurement method.  The Company adopted this standard on January 1, 2006 with no material impact to the consolidated financial statements.  See Note 8 – Share-Based Payment in the Notes to Consolidated Financial Statements.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 “Accounting Changes and Error Corrections” (“SFAS 154”).  The Statement replaces APB Opinion No. 20 and SFAS 3.  SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle.  However, if it is impracticable to determine the effects of such changes, then other rules apply.  SFAS 154 became effective January 1, 2006.    The Company adopted this standard on January 1, 2006.  SFAS 154 had no immediate impact on the Company’s

10

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

consolidated financial statements, though it will impact the presentation of future voluntary accounting changes, should such changes occur.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 05-1 (SOP 05-1), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts other than those specifically described in Statement of Financial Accounting Standards (SFAS) No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments”.   SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract.  SOP 05-1 became effective for internal replacements occurring in fiscal years beginning after December 31, 2006.  Retrospective application of SOP 05-1 to previously issued consolidated financial statements is not permitted.  The Company adopted SOP 05-1 on January 1, 2007 with no material impact to the consolidated financial statements.

In June 2006, the FASB issued Interpretation 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 applies to all uncertain tax positions accounted for under SFAS 109 “Accounting for Income Taxes”.  FIN 48 addresses whether tax positions taken or to be taken on tax returns should be reflected in the financial statements before they are resolved with the appropriate taxing authority.  Previous statements provided no specific guidance related to such positions.  FIN 48 was adopted on January 1, 2007, with no material impact to the consolidated financial statements.

In August 2006, the Securities and Exchange Commission (SEC) adopted SEC Release No. 33-8732A, “Executive Compensation and Related Person Disclosure” which amends the disclosure requirements for executive and director compensation, related person transactions, director independence and other corporate governance matters and security ownership of officers and directors.  The release expands the currently required tabular disclosures and adds a narrative Compensation Discussion & Analysis (CD&A) which must describe the Company’s compensation policies and decisions.  The amendments in the release apply to disclosures included in proxy and information statements, periodic and current reports, as well as other filings under the Securities Exchange Act of 1934 and to registration statements under the Exchange Act and the Securities Act of 1933.  For financial statement purposes, this release is effective for years ending on or after December 15, 2006.  The Company has adopted this release and includes the required disclosures in the appropriate filings.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (SFAS 158).  SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the funded status of the benefit plans as of December 31, 2006.  The funded status is to be measured as the difference between the fair value of the plan assets and the projected benefit obligation at year-end.  The Company adopted this statement as of December 31, 2006.  See Note 7 – Pensions and Other Postretirement Benefits in the Notes to Consolidated Financial Statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157).  SFAS 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.  SFAS 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and established a fair value hierarchy with the highest priority being the quoted price in active markets.  This statement became effective for years beginning after November 15, 2007.  The Company adopted SFAS 157 on January 1, 2008 with no material impact to the consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of SFAS No. 115.”  SFAS 159 permits an entity to measure certain financial assets and liabilities at fair value.  Under SFAS 159, entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions, as long as it is applied to the instrument in its entirety.  Once adopted, the fair value option election is irrevocable, unless a new election date occurs.  This statement became effective for years beginning after November 15, 2007.  The Company adopted SFAS 159 on January 1, 2008 with no material impact to the consolidated financial statements.

11

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

All other Standards and Interpretations of those Standards issued during 2007 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. INVESTMENTS

Investment Revenues
The following tables provide investment revenues by major category for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2007	2006	2005
Net investment income:
Fixed maturity securities	$149,951	$153,885	$155,726
Equity securities	4,159	4,644	3,699
Mortgage loans	31,292	31,774	32,923
Real estate	5,909	7,494	7,900
Policy loans	6,230	6,713	7,174
Short-term	3,716	1,863	1,544
Other	775	980	667
	202,032	207,353	209,633
Less investment expenses	(11,627)	(11,073)	(15,025)

	$190,405	$196,280	$194,608

Realized investment gains (losses):
Fixed maturity securities	$(3,295)	$2,280	$(1,576)
Equity securities	1,645	(464)	(37)
Mortgage loans	-	(100)	890
Real estate	7,118	4,159	6,751
Other	(42)	(254)	85

	$5,426	$5,621	$6,113

12

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Unrealized Gains and Losses
The following table provides unrealized gains (losses) on the Company’s investments in securities, at December 31.

	2007	2006	2005
Available for sale:
End of year	$13,208	$2,650	$35,182
Amounts allocable to:
DAC and VOBA	(898)	(296)	(3,203)
Policyholder account balances	(548)	(433)	(5,036)
Deferred income taxes	(4,117)	(672)	(9,454)

	$7,645	$1,249	$17,489

Increase (decrease) in
net unrealized gains
during the year:
Fixed maturity securities	$6,958	$(17,008)	$(34,280)
Equity securities	(562)	768	(353)

	$6,396	$(16,240)	$(34,633)

Analysis of Unrealized Losses on Securities
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors.  This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed to determine whether impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  Further, detailed analysis is performed for each issue or issues having experienced a formal restructuring or where the security has experienced material deterioration in fair value.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, and (4) the Company’s ability and intent to hold the security to maturity or until it recovers in value.  To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to income as a realized investment loss, resulting in a permanent reduction to the cost basis of the underlying investment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary.  These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.  Any of these situations could result in a charge to income in a future period.

The Company’s analysis of fixed maturity securities at year-end 2007 resulted in the determination that two securities had other-than-temporary declines which were written down by $4.0 million.  One of the two securities was below cost by 20% or more for more than six consecutive months and was the subject of a recent leveraged buyout, that was finalized during the fourth quarter of 2007, which greatly increased the debt level of the company.  The leveraged buyout

13

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

plan is highly dependent upon the timely sale of certain assets at what are perceived to be aggressive rates.  In addition, this company is involved in several declining industries that are highly dependent on general economic activity.  Accordingly, the Company wrote down this security $3.3 million at year-end 2007.  The second security filed for Chapter 11 protection and indicated that it would not be able to fully meet all of its borrowings.  The Company recognized an other-than-temporary impairment on this security at year-end 2006 of $1.1 million.  As a result of this new action, the Company recognized an additional $0.7 million impairment in 2007.  At December 31, 2006, this security was below cost by 20% or more for more than twelve consecutive months.   It was in a highly competitive and cyclical industry that was experiencing weakened demand and overcapacity.  Capital expenditures for equipment upgrades were exceeding cash generation.  In 2005, the Company had no securities that it identified as other-than-temporarily impaired.  At year-end 2005, there were no investment securities that were below cost by 20% or more for more than six consecutive months

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2007.

	Investments with unrealized losses
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$100	$-	$19,487	$409	$19,587	$409
Federal agencies [1]	-	-	12,190	113	12,190	113
Federal agency issued
mortgage-backed securities [1]	12,404	125	154,035	2,852	166,439	2,977
Corporate obligations	255,243	7,712	461,961	22,688	717,204	30,400
Corporate private-labeled
mortgage-backed securities	96,276	1,715	101,526	3,195	197,802	4,910
Other	60,656	4,228	84,804	2,008	145,460	6,236
Redeemable preferred stocks	4,927	124	-	-	4,927	124
Fixed maturity securities	429,606	13,904	834,003	31,265	1,263,609	45,169
Equity securities	4,576	688	5,800	1,157	10,376	1,845
Total	$434,182	$14,592	$839,803	$32,422	$1,273,985	$47,014

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2006.

	Investments with unrealized losses
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$12,636	$41	$32,340	$873	$44,976	$914
Federal agencies [1]	9,970	61	98,677	1,844	108,647	1,905
Federal agency issued
mortgage-backed securities [1]	25,326	92	216,083	5,514	241,409	5,606
Corporate obligations	209,000	3,015	686,507	29,602	895,507	32,617
Corporate private-labeled
mortgage-backed securities	61,511	1,148	97,879	2,315	159,390	3,463
Other	32,225	289	111,701	2,577	143,926	2,866
Redeemable preferred stocks	520	10	-	-	520	10
Fixed maturity securities	351,188	4,656	1,243,187	42,725	1,594,375	47,381
Equity securities	4,636	3	9,141	634	13,777	637
Total	$355,824	$4,659	$1,252,328	$43,359	$1,608,152	$48,018
_________
1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

14

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Securities with unrealized losses for less than twelve consecutive months included 132 issues with a carrying value of $434,182 and unrealized losses of $14,592.  Of this portfolio, 93.5% were investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $12,134.  The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.

Securities with unrealized losses for twelve consecutive months or longer included 326 issues with a carrying value of $839,803 and unrealized losses of $32,422.  Of this portfolio, 94.5% were investment grade at December 31, 2007, with associated unrealized losses of $26,669.  The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.

Fixed maturities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer are considered potentially distressed securities and are subject to rigorous ongoing review.  As of December 31, 2007, there were six issues with a fair value to amortized cost ratio of less than 80% for less than six months.  These securities had a carrying value of $13,935 and unrealized losses of $5,350.  Additionally, the Company has a perpetual preferred security in this category with a carrying value of $764 and unrealized loss of $270.  Based on the Company’s ability and intent to hold the investments for a reasonable period of time sufficient for recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2007.

Fair Value to
Amortized Cost	Amortized	Fair	Unrealized
Ratio	Cost	Value	Losses	%
90%-99%	$1,221,745	$1,191,230	$30,515	67%
80%-89%	67,748	58,444	9,304	21%
Below 80%	19,285	13,935	5,350	12%
Total	$1,308,778	$1,263,609	$45,169	100%

15

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Summary of Cost and Fair Value Information for Securities
The following table provides amortized cost and fair value securities at December 31, 2007.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
Bonds:
U.S. Treasury securities & obligations of U.S. Government	$71,211	$1,638	$409	$72,440
Federal agencies [1]	103,057	2,527	113	105,471
Federal agency issued mortgage-backed securities [1]	230,771	1,047	2,977	228,841
Corporate obligations	1,771,376	50,170	30,400	1,791,146
Corporate private-labeled mortgage-backed securities	250,525	590	4,910	246,205
Other	187,118	1,161	6,236	182,043
Redeemable preferred stocks	5,051	-	124	4,927
Fixed maturity securities	2,619,109	57,133	45,169	2,631,073
Equity securities	57,906	3,088	1,845	59,149
Total	$2,677,015	$60,221	$47,014	$2,690,222

The following table provides amortized cost and fair value of securities at December 31, 2006.

		Gross
	Amortized	Unrealized		Fair
	Cost	Gains	Losses	Value
Bonds:
U.S. Treasury securities & obligations of U.S. Government	$82,957	$1,025	$914	$83,068
Federal agencies [1]	154,062	425	1,905	152,582
Federal agency issued mortgage-backed securities [1]	278,919	696	5,606	274,009
Corporate obligations	1,784,393	43,974	32,617	1,795,750
Corporate private-labeled mortgage-backed securities	211,909	533	3,463	208,979
Other	196,222	788	2,866	194,144
Redeemable preferred stocks	10,498	419	10	10,907
Fixed maturity securities	2,718,960	47,860	47,381	2,719,439
Equity securities	50,180	2,808	637	52,351
Total	$2,769,140	$50,668	$48,018	$2,771,790

 The Company held  non-income producing securities with a carrying value of $483 at December 31, 2007 (2006 - $0).
_________
1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

16

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2007	2006	2005

Proceeds	$209,605	$99,795	$181,613
Gross realized gains	964	3,550	3,991
Gross realized losses	1,240	1,151	6,009

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

Subprime securities include all bonds or portion of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market at prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  At December 31, 2007, the Company had investments with subprime residential mortgage exposure of $39.1 million and a related $1.8 million unrealized loss.  This exposure amounted to 1% of the Company’s invested assets.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2007.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	Amortized	Fair
	Cost	Value

Due in one year or less	$93,590	$93,948
Due after one year through five years	582,316	583,958
Due after five years through ten years	742,514	745,325
Due after ten years	648,826	661,880
Mortgage-backed securities	551,863	545,962

	$2,619,109	$2,631,073

Mortgage Loans
Most of the Company’s mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $3,410 (2006 – $3,600).  The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated credit losses.  Management’s periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years.  Also, there was one delinquent mortgage loan at December 31, 2007 (2006 – none).  The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders’ equity.

17

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The following table provides geographic and property type diversification of the mortgage portfolio at December 31.

	2007		2006
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Geographic region:
East north central	$18,913	$19,612	$22,962	$23,344
Mountain	60,497	62,336	68,203	68,041
Pacific	118,377	121,656	132,265	132,252
West south central	97,355	100,617	95,641	96,211
West north central	106,183	109,421	112,827	111,486
Other	52,233	53,979	43,721	43,946
Valuation reserve	(3,410)	(3,410)	(3,600)	(3,600)
	$450,148	$464,211	$472,019	$471,680
Property type:
Industrial	$265,981	$274,062	$264,662	$265,522
Retail	-	-	211	211
Office	184,753	190,687	191,030	189,827
Other	2,824	2,872	19,716	19,720
Valuation reserve	(3,410)	(3,410)	(3,600)	(3,600)
	$450,148	$464,211	$472,019	$471,680

The Company had commitments to originate mortgage loans of $1.7 million at December 31, 2007.  These commitments expire in 2008.

Real Estate
The table below provides information concerning the Company's real estate investments as of December 31.

	2007	2006
Land	$16,232	$16,469
Buildings	39,645	53,637
Less accumulated depreciation	(22,626)	(24,105)
Real estate, commercial	33,251	46,001
Real estate, joint ventures	62,798	63,524
	$96,049	$109,525

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis over periods ranging from 10 to 60 years.

The Company had non-income producing real estate of $13,095, consisting of properties under development at December 31, 2007 (2006 – $17,386).

The Company had commitments to purchase real estate investments of $6.3 million at December 31, 2007.  These commitments expire in 2008.

18

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

3. UNPAID ACCIDENT and HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "Policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2007	2006	2005
Gross liability at
beginning of year	$7,391	$6,986	$8,605
Less reinsurance recoverable	(3,829)	(3,999)	(4,207)
Net liability at beginning of year	3,562	2,987	4,398

Incurred benefits related to:
Current year	23,852	22,174	20,287
Prior years [1]	180	766	(319)

Total incurred benefits	24,032	22,940	19,968

Paid benefits related to:
Current year	20,824	18,939	17,767
Prior years	3,507	3,426	3,612

Total paid benefits	24,331	22,365	21,379

Net liability at end of year	3,263	3,562	2,987
Plus reinsurance recoverable	3,826	3,829	3,999

Gross liability at end of year	$7,089	$7,391	$6,986

_________
1 The incurred benefits related to prior years’ unpaid accident and health claims reflect the (favorable) unfavorable development of these liabilities.

19

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

	2007	2006
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, currently 4.87%, secured by
mortgage-backed securities totaling $135,355.	$10,400	$14,700

	$10,400	$14,700

As a member of the FHLB with a capital investment of $9.2 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 3.33% average rate on the capital investment in the FHLB for 2007.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 3.76%.  Both lines of credit will expire during 2008, and it is expected that the Company will renew these facilities at then-current market conditions.

All borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,618 (2006 – $1,016; 2005 – $2,129).  The interest expense on all borrowings totaled $1,628 (2006 – $942; 2005 – $1,978).

Maturities on notes payable are $10.4 million, due in 2008.

20

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

5. STATUTORY INFORMATION and STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2007	2006	2005

Net gain from operations	$59,601	$46,801	$49,500

Net income	57,178	49,353	48,668

Unassigned surplus at December 31	442,674	443,236	408,144

Capital and surplus at December 31	366,754	371,766	339,961

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  The maximum stockholder dividends payable in 2008 without prior approval is $59.6 million, the statutory net gain from operations in 2007.  The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $13,000 at December 31, 2007 (2006 – $12,000; 2005 – $12,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2007	2006	2005

Current income tax expense	$20,649	$8,842	$6,353
Deferred income tax expense (benefit)	(3,399)	4,810	6,459

Total income tax expense	$17,250	$13,652	$12,812

	2007	2006	2005

Federal income tax rate	35%	35%	35%
Tax credits	(4)	(6)	(6)
Other permanent differences	2	(2)	(3)

Effective income tax rate	33%	27%	26%

21

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2007	2006
Deferred tax assets:
Future policy benefits	$44,255	$45,169
Employee retirement benefits	17,067	19,934
Tax carryovers	-	3,323
Other	-	1,213
Gross and net deferred tax assets	61,322	69,639

Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	11,314	9,152
Unrealized investment gains	4,083	776
Capitalization of deferred acquisition
costs, net of amortization	39,825	44,362
Value of business acquired	25,731	28,969
Property and equipment, net	8,018	8,380
Other	5,837	11,949
Gross deferred tax liabilities	94,808	103,588
Net deferred tax liability	33,486	33,949
Current tax liability	6,814	1,370
Income taxes payable	$40,300	$35,319

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of our anticipated future earnings and reversal of future taxable differences, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset.

Federal income taxes paid this year were $14,572 (2006 – $8,121; 2005 – $6,054).

The Company and/or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years before 2004.  The Company is not currently under examination by the Internal Revenue Service.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007.  The Company did not change the liability for unrecognized tax benefits as of January 1, 2007 as a result of implementing Interpretation 48.  A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at January 1, 2007	$5,261

Additions based on tax positions related to the current year	112
Additions for tax positions of prior years	170
Reductions for tax positions of prior years	(24)
Reductions for statute of limitations lapse	(87)

Balance at December 31, 2007	$5,432

The total amount of unrecognized tax benefits, if recognized, that would impact the effective tax rate was $0.8 million as of December 31, 2007.

22

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense.  During the years ended December 31, 2007, 2006, and 2005, the Company recognized expense of approximately $0.3 million, ($0.6) million, and $0.6 million in interest and penalties, respectively.  The Company had approximately $0.8 million and $0.5 million for the payment of interest and penalties accrued at December 31, 2007 and 2006, respectively.

An adjustment was reflected in the fourth quarter of 2007 that related to deferred tax expense attributable to years 2004 and prior through 2006.  The unrecorded deferred tax expense (benefit) in 2004 and prior, 2005 and 2006 was $1.1 million, ($0.3) million and ($0.3) million, respectively.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2007	2006	2005

Income tax expense	$17,250	$13,652	$12,812
Stockholders' equity:
Related to:
Unrealized gains, net	3,444	(8,782)	(18,612)
Change in minimum
pension liability	(587)	1,968	(2)
Adjustment to adopt SFAS 158	-	(2,221)	-
Total income tax expense (benefit)
included in financial statements	$20,107	$4,617	$(5,802)

7. PENSIONS and OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2008 through 2012 are $8,700, $11,200, $9,100, $11,700, and $12,300, respectively. The aggregate benefits expected to be paid in the five years from 2013 through 2017 are $62,300. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2007 and include estimated future employee service. The 2008 contribution for the plan cannot be reasonably estimated at this time.  The asset allocation of the fair value of pension plan assets at December 31 was:

	Plan Assets		Target
	2007	2006	Allocation

Debt securities	30%	31%	26%	-	32%
Equity securities	68%	69%	56%	-	76%
Cash equivalents	2%	0%	0%	-	2%

This allocation of plan assets is within the targeted mix by asset class.  The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.  The Plan does not expect to return any plan assets to the Company during 2008.

The current assumption for the expected long-term rate of return on plan assets is 8.0%.  This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes.  The

23

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rate used to determine the benefit obligation for pension benefits is 5.50% and 5.75% for other postretirement benefits.  The discount rates were determined by reference to the AA finance corporate bond index yield curve on December 31, 2007, as published by Bloomberg L.P.  Specifically, the yield curve was converted to spot rates to determine the rates on zero coupon securities of the same quality at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the market value of a cash flow defeasing a portfolio of AA finance corporate bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2008 through 2012 are $990, $1,050, $1,120, $1,190, and $1,200, respectively. The aggregate benefits expected to be paid in the five years from 2013 through 2017 are $7,120. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2007. The 2008 contribution for the plan is estimated to be $990.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $78 (2006 - $98; 2005 - $106). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $400 (2006 – $300; 2005 – $503).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents’ prior year paid commissions, respectively. Contributions to the plan were $1,167 (2006 – $1,683; 2005 – $1,468). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution in 2007 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

In 2005, the Company amended the Kansas City Life Insurance Company Employee Benefits Plan and the Kansas City Life Insurance Company Agent and General Agent Health and Dental Plan (“the Plans”), to eliminate prescription drug coverage as of January 1, 2006.  Since prescription drug coverage to retirees became available under the Act, participants of the Plans are able to obtain coverage under the Medicare Prescription Drug Plan.  At the same time, the Company has elected to reduce required retiree premium payments to the Plans.

A re-measurement of the APBO was calculated for the amendment to the Plans and the reduced retiree premium payments.  The change in the APBO resulted in a decrease of $0.9 million in the net periodic postretirement benefit cost for the year ended December 31, 2005.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” SFAS 158.  SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the overfunded or underfunded status of the benefit plans as of December 31, 2006.  The funded status is to be measured as the difference between the fair value of the plan’s assets and its benefit obligation.  The Company adopted SFAS 158 as of December 31, 2006.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Pension Benefits		Other Benefits
	2007	2006	2007	2006

Change in projected benefit obligation:
Benefit obligation at beginning of year	$140,052	$136,513	$24,475	$25,056
Service cost	2,310	2,257	789	815
Interest cost	7,448	7,430	1,423	1,308
Actuarial (gain) loss	679	2,815	1,999	(1,644)
Benefits paid	(8,114)	(8,963)	(962)	(1,060)
Benefit obligation at end of year	$142,375	$140,052	$27,724	$24,475

Change in plan assets:
Fair value of plan assets at beginning of year	$120,426	$109,170	$964	$984
Return on plan assets	9,007	14,139	50	50
Company contributions	6,076	6,080	-	-
Benefits paid	(8,114)	(8,963)	(93)	(70)
Fair value of plan assets at end of year	$127,395	$120,426	$921	$964

Funded status at end of year	$(14,980)	$(19,626)	$(26,803)	$(23,511)

Amounts recognized in accumulated other
comprehensive income:
Net loss	$41,350	$42,526	$6,059	$4,232
Prior service cost	(1,969)	(2,616)	(3,200)	(3,578)
Total accumulated other comprehensive income	$39,381	$39,910	$2,859	$654

Other changes in plan assets and benefit obligations	Pension		Other
recognized in other comprehensive income	2007	2006	2007	2006
Unrecognized actuarial loss	$1,128	n/a	$2,002	n/a
Amortization of net gain	(2,303)	n/a	(176)	n/a
Amortization of prior service cost	647	n/a	378	n/a
Total recognized in other comprehensive income	$(528)	n/a	$2,204	n/a

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Plans with underfunded accumulated
benefit obligation:
Projected benefit obligation	$142,375	$140,052	n/a	n/a
Accumulated benefit obligation	136,445	134,361	n/a	n/a
Fair value of plan assets	127,395	120,426	n/a	n/a

Weighted average assumptions used
to determine benefit obligations
at December 31:
Discount rate	5.50%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00	8.00	5.50	5.50
Rate of compensation increase	3.75	3.75	-	-

Weighted average assumptions used
to determine net periodic benefit
cost for years ended December 31:
Discount rate	5.50%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00	8.00	5.50	5.50
Rate of compensation increase	3.75	3.75	-	-

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point
	Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$433	$(363)
Postretirement benefit obligation	4,741	(3,933)

For measurement purposes a 11.5% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6% in 2018 and thereafter.

	Pension Benefits			Other Benefits
	2007	2006	2005	2007	2006	2005
The following table provides the
components of net periodic benefit
cost for the years ended December 31:
Service cost	$2,310	$2,257	$2,246	$789	$815	$598
Interest cost	7,448	7,430	7,341	1,423	1,308	1,099
Expected return on plan assets	(9,456)	(8,537)	(8,064)	(53)	(54)	(57)
Amortization of:
Unrecognized actuarial loss	2,303	3,000	2,731	176	115	6
Unrecognized prior service cost	(647)	(647)	(647)	(378)	(378)	(204)
Net periodic benefits cost	1,958	3,503	3,607	1,957	1,806	1,442
Total recognized in other comprehensive income	(528)	-	-	2,204	-	-
Total recognized in net periodic benefit cost and
other comprehensive income	$1,430	$-	$-	$4,161	$-	$-

The estimated net loss and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $2,226 and ($647), respectively.

26

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The estimated net loss and prior service cost for the other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $240 and ($378), respectively.

8.   SHARE-BASED PAYMENT

The Company has a long-term incentive plan for senior management that awards participants for the increase in the share price of the Company’s common stock through units (phantom shares) assigned by the Board of Directors.  The awards are calculated over three-year intervals on a calendar year basis.  At the conclusion of each three-year interval, participants will receive awards based on the increase in the share price during a defined measurement period, times the number of units.  The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval.  Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.

Information about the outstanding three-year intervals as of December 31, 2007, were as follows:

Defined
Measurement	Number	Grant
Period	of Units	Price
2005-2007	98,860	$ 48.86
2006-2008	169,634	$ 50.21
2007-2009	179,488	$ 52.10
2008-2010	178,133	$ 44.33

During 2007, the plan made a payment of $1.0 million to plan participants for the three-year interval ended December 31, 2006.  During 2006, the plan made a payment of $1.5 million to plan participants for the three-year interval ended December 31, 2005.  No payments were made in 2005. The cost of compensation that reduced operating expense for 2007 was $564 and the associated tax benefit was $197.  The cost of compensation charged as an operating expense was $1,145 for 2006 (2005-$1,157) and the associated tax benefit was $401 for 2006 (2005-$405).

9. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents.  The Group Insurance segment consists of sales of group life, dental, vision and disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements.  Old American consists of individual insurance products designed primarily as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded.  Other revenues include other sources of customer revenue, such as supplemental contract considerations, accumulated policyholder dividend receipts and third-party administrative and service fees related to the Company’s Group Insurance Segment.  It is preferable to consider the sum of both insurance revenues and other revenues in evaluating total revenues from all customer relationships and we define this as “customer revenues” for segment reporting purposes.  Customer revenues are added to net investment income and realized investment gains (losses) to reconcile to the Company’s total revenues.

Separate investment portfolios are maintained for each of the three life insurance companies of the Company.  However, investments are allocated to the Group Insurance segment based upon its cash flows.  Its investment income is modeled using the year of investment method.  Home office functions are fully integrated for the three companies in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

27

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations	Total
2007:
Insurance revenues	$124,190	$45,776	$62,479	$(551)	$231,894
Other revenues	11,214	278	7	-	11,499
Customer revenues	135,404	46,054	62,486	(551)	243,393
Net investment income	176,666	426	13,313	-	190,405
Realized investment gains (losses)	5,820	-	(394)	-	5,426
Total revenues	317,890	46,480	75,405	(551)	439,224

Policyholder benefits	93,200	30,061	43,197	-	166,458
Interest credited to policyholder account balances	91,215	-	-	-	91,215
Amortization of deferred acquisition costs
and value of business acquired	27,568	-	12,765	-	40,333
Operating expenses	55,283	19,309	14,266	(551)	88,307
Total benefits and expenses	267,266	49,370	70,228	(551)	386,313

Income (loss) before income tax expense (benefit)	50,624	(2,890)	5,177	-	52,911
Income tax expense (benefit)	15,822	(867)	2,295	-	17,250
Segment net income (loss)	$34,802	$(2,023)	$2,882	$-	$35,661

Segment assets	$3,977,585	$8,410	$366,113	$-	$4,352,108
Interest expense	$1,364	$-	$264	$-	$1,628

2006:
Insurance revenues	$127,218	$44,577	$64,043	$(574)	$235,264
Other revenues	10,717	608	24	-	11,349
Customer revenues	137,935	45,185	64,067	(574)	246,613
Net investment income	182,766	272	13,242	-	196,280
Realized investment gains	5,300	-	321	-	5,621
Total revenues	326,001	45,457	77,630	(574)	448,514

Policyholder benefits	95,603	28,596	43,706	-	167,905
Interest credited to policyholder account balances	94,648	-	-	-	94,648
Amortization of deferred acquisition costs
and value of business acquired	30,581	-	11,730	-	42,311
Operating expenses	59,952	19,114	14,588	(574)	93,080
Total benefits and expenses	280,784	47,710	70,024	(574)	397,944

Income (loss) before income tax expense (benefit)	45,217	(2,253)	7,606		50,570
Income tax expense (benefit)	12,049	(676)	2,279		13,652
Segment net income (loss)	$33,168	$(1,577)	$5,327	$-	$36,918

Segment assets	$4,085,189	$6,066	$366,540	$-	$4,457,795
Interest expense	$1,191	$-	$226	$-	$1,417

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations	Total
2005:
Insurance revenues	$132,162	$40,870	$66,015	$(544)	$238,503
Other revenues	9,641	661	10	-	10,312
Customer revenues	141,803	41,531	66,025	(544)	248,815
Net investment income	181,311	233	13,064	-	194,608
Realized investment gains (losses)	6,488	-	(375)	-	6,113
Total revenues	329,602	41,764	78,714	(544)	449,536

Policyholder benefits	99,294	25,950	44,457	-	169,701
Interest credited to policyholder account balances	98,637	-	-	-	98,637
Amortization of deferred acquisition costs				-
and value of business acquired	29,640	-	13,418	-	43,058
Operating expenses	56,638	19,220	13,830	(544)	89,144
Total benefits and expenses	284,209	45,170	71,705	(544)	400,540

Income (loss) before income tax expense (benefit)	45,393	(3,406)	7,009	-	48,996
Income tax expense (benefit)	11,754	(1,022)	2,080	-	12,812
Segment net income (loss)	$33,639	$(2,384)	$4,929	$-	$36,184

Segment assets	$4,170,536	$6,671	$378,172	$-	$4,555,379
Interest expense	$1,824	$-	$593	$-	$2,417

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

Enterprise-Wide Disclosures
	2007	2006	2005
Customer revenues by line of business:
Traditional individual insurance products, net	$74,696	$76,191	$82,888
Interest sensitive products	93,993	97,177	97,506
Variable life insurance and annuities	17,429	17,319	17,239
Group life and disability products, net	45,776	44,577	40,870
Insurance revenues	231,894	235,264	238,503
Other revenues	11,499	11,349	10,312
Customer revenues	$243,393	$246,613	$248,815

29

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

10. PROPERTY and EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years.  The table below provides information as of December 31.

	2007	2006

Land	$766	$766
Home office complex	20,375	20,427
Furniture and equipment	45,460	45,843
	66,601	67,036

Less accumulated depreciation	(38,820)	(37,672)

	$27,781	$29,364

30

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

11. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

	2007	2006	2005

Life insurance in force (in millions) :
Direct	$29,406	$29,398	$28,943
Ceded	(14,315)	(13,836)	(13,354)
Assumed	1,729	1,863	2,006

Net	$16,820	$17,425	$17,595

Premiums:
Life insurance:
Direct	$125,667	$125,147	$131,475
Ceded	(46,291)	(45,406)	(45,512)
Assumed	3,616	4,031	4,144

Net	$82,992	$83,772	$90,107

Accident and health:
Direct	$46,177	$46,748	$43,947
Ceded	(8,697)	(9,752)	(10,296)
Assumed	-	-	-

Net	$37,480	$36,996	$33,651

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $51.0 million as of December 31, 2007.  The reserve for future policy benefits ceded under this agreement was $26.2 million (2006 – $28.4 million).

Kansas City Life acquired a block of traditional life and universal life products in 1997.  As of December 31, 2007, the block had $1.7 billion of life insurance in force (2006 – $1.8 billion).  The block generated life insurance premiums of $2.1 million net of reinsurance (2006 – $2.7 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  As of December 31, 2007, the insurance in force ceded approximates $2.0 billion (2006 – $2.1 billion) and premiums totaled $8.9 million.

Reinsurance receivables were $162.3 million at year end 2007, consisting of reserves ceded of $149.5 million and claims ceded of $12.8 million.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  Reinsurers' solvency is reviewed annually.

31

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

12. COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158.  The adjustment to adopt SFAS 158 consists of pension and postretirement net losses and prior service costs.  Other comprehensive income (loss) also includes deferred income taxes on these items.  The table below provides information about comprehensive income for the years ended December 31.

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2007:
Unrealized gains arising during the year	$8,907	$-	$8,907
Less: Realized losses included in net income	(1,650)	-	(1,650)
Net unrealized gain	10,557	-	10,557
Increase in minimum pension liability	-	(1,676)	(1,676)
Effect on DAC	(687)	-	(687)
Effect on VOBA	85	-	85
Policyholder account balances	(115)	-	(115)
Deferred income taxes	(3,444)	587	(2,857)
Other comprehensive income (loss)	$6,396	$(1,089)	5,307
Net income			35,661
Comprehensive income			$40,968

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2006:
Unrealized losses arising during the year	$(30,716)	$-	$(30,716)
Less: Realized gains included in net income	1,816	-	1,816
Net unrealized losses	(32,532)	-	(32,532)
Decrease in minimum pension liability	-	5,620	5,620
Effect on DAC	2,056	-	2,056
Effect on VOBA	851	-	851
Policyholder account balances	4,603	-	4,603
Deferred income taxes	8,782	(1,968)	6,814
Other comprehensive loss	$(16,240)	$3,652	(12,588)
Net income			36,918
Comprehensive income			$24,330

32

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2005:
Unrealized losses arising during the year	$(66,050)	$-	$(66,050)
Less: Realized losses included in net income	(1,613)	-	(1,613)
Net unrealized losses	(64,437)	-	(64,437)
Increase in minimum pension liability	-	(6)	(6)
Effect on DAC	4,689	-	4,689
Effect on VOBA	95	-	95
Policyholder account balances	6,408	-	6,408
Deferred income taxes	18,612	2	18,614
Other comprehensive loss	$(34,633)	$(4)	(34,637)
Net income			36,184
Comprehensive income			$1,547

The following table provides accumulated balances related to each component of accumulated other comprehensive loss.

	Unrealized	Minimum
	Gain (Loss)	Pension
	on Securities	Liability	Total
2006:
Beginning of year	$17,489	$(25,895)	$(8,406)
Other comprehensive income (loss)	(16,240)	3,652	(12,588)
Adjustment to adopt SFAS 158	-	(4,124)	(4,124)

End of year	1,249	(26,367)	(25,118)

2007:
Other comprehensive income (loss)	6,396	(1,089)	5,307

End of year	$7,645	$(27,456)	$(19,811)

13. FAIR VALUE of FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans, as reported in the accompanying balance sheet, approximate their fair values. The fair values for securities were based on quoted market prices, where available.  For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.  Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates.  The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

33

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed.  However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2007, all of the Company’s notes payable had a carrying value which approximated their fair value.  The Company’s other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

	2007		2006
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Investments:
Securities available for sale	$2,690,222	$2,690,222	$2,771,790	$2,771,790
Mortgage loans	450,148	464,211	472,019	471,680
Liabilities:
Individual and group annuities	$987,014	$963,626	$1,068,286	$1,038,533
Notes payable	10,400	10,400	14,700	14,700
Bank deposits	-	-	37,799	37,799
Supplementary contracts
without life contingencies	67,258	67,296	67,908	67,927

14. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below.

	First	Second	Third	Fourth
2007:
Total revenues	$113,027	$109,885	$108,791	$107,521

Net income	8,306	11,812	9,131	6,412

Per common share,
basic and diluted	0.70	1.00	0.77	0.54

2006:
Total revenues	$111,092	$112,521	$111,227	$113,674

Net income	7,189	10,109	9,526	10,094

Per common share,
basic and diluted	0.60	0.85	0.80	0.86

34

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

15. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2007, the Company had purchase commitments to fund mortgage loans and other investments of $10.5 million. Subsequent to December 31, 2007, the Company entered into commitments to fund additional mortgage loans of $7.9 million, purchase real estate investments of $4.4 million, sales of real estate investments for $1.1 million and construction of real estate investments of $2.8 million.

16. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

17.  GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the Company’s business, financial position or results of operations.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V.  We also have audited the Company’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these consolidated financial statements and financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting (Item 9A). Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules, and an opinion on the Company's internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk.  Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges in Insurance Contracts”, effective January 1, 2007 and Financial Accounting Standards Board Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109”, effective January 1, 2007.

Also in our opinion, Kansas City Life Insurance Company and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control - Integrated Framework issued by COSO of the Treadway Commission,

/s/KPMG LLP

Kansas City, MO
February 29, 2008

36

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone:  (816) 753-7000
Fax: (816) 753-4902
Internet: http://www.kclife.com
E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 24, 2008 at Kansas City Life's corporate headquarters.

TRANSFER AGENT
Cheryl Keefer, Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K REQUEST
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
As of January 31, 2008, Kansas City Life had approximately 2,500 security holders, including individual participants in security position listings.

37

STOCK AND DIVIDEND INFORMATION
 Stock Quotation Symbol
NASDAQ—KCLI

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share during such periods.

	Bid		Dividend
	High	Low	Paid

2007:
First quarter	$52.28	$44.35	$2.27
Second quarter	47.95	44.61	0.27
Third quarter	50.79	38.18	0.27
Fourth quarter	50.48	40.00	0.27
			$3.08
2006:
First quarter	$53.04	$48.75	$0.27
Second quarter	51.27	41.57	0.27
Third quarter	46.08	41.82	0.27
Fourth quarter	58.97	44.36	0.27
			$1.08

A quarterly dividend of $0.27 per share was paid February 12, 2008.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

38

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2007 and 2006

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2007

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Insurance Series
American Leaders Fund II	244,989	$ 17.13	165,236	$ 21.585	20,266	$ 15.342	28,634	$ 11.143	$ 4,197	$ 4,668
High Income Bond Fund II	224,090	7.49	66,218	17.962	20,286	15.299	11,821	15.113	1,678	1,716
Prime Money Fund II	3,250,596	1.00	166,078	13.756	35,203	13.327	43,692	11.383	3,251	3,251

MFS Variable Insurance Trust
Research Series	302,846	20.28	242,131	22.273	36,248	16.097	13,479	12.255	6,142	4,804
Emerging Growth Series	428,431	25.01	417,815	22.613	52,495	16.950	33,979	11.097	10,715	8,017
Total Return Series	219,927	21.68	154,385	24.707	22,490	19.751	36,488	13.963	4,768	4,319
Research Bond Series	183,006	11.60	90,490	17.558	14,523	17.098	20,372	14.026	2,123	2,112
Strategic Income Series	68,984	10.54	34,861	15.589	331	15.079	12,218	14.622	727	724
Utilities Series	382,467	34.48	224,027	46.799	37,318	36.248	64,761	20.855	13,187	8,576

American Century Variable Portfolios
VP Capital Appreciation Fund	282,866	15.98	167,118	23.111	12,968	22.898	21,196	17.030	4,520	2,855
VP International Fund	458,765	11.86	171,637	26.646	18,716	20.610	30,504	15.795	5,441	3,728
VP Value Fund	551,881	7.47	260,077	11.176	27,293	11.444	58,836	15.358	4,122	4,288
VP Income & Growth Fund	200,122	8.46	143,128	8.741	22,356	8.958	18,869	12.811	1,693	1,476
VP Ultra Fund	55,281	12.15	26,426	14.714	3,277	14.903	15,610	14.989	672	569
VP Mid Cap Value Fund	3,391	12.94	3,407	10.734	-	10.783	677	10.806	44	46

American Century Variable Portfolios II
VP Inflation Protection Fund (Class II)	24,164	10.55	8,698	11.647	6,640	11.796	6,346	11.865	255	248

Dreyfus Variable Investment Fund
Appreciation Portfolio	123,562	44.86	260,920	18.154	23,016	17.644	32,306	12.383	5,543	4,478
Developing Leaders Portfolio	209,723	32.34	364,758	15.443	35,383	13.869	61,537	10.705	6,782	8,152

1

Dreyfus Stock Index Fund, Inc.	590,457	37.40	966,731	18.258	143,836	17.289	157,639	12.344	22,083	18,237

The Dreyfus Socially Responsible Growth Fund, Inc.	31,313	30.50	27,591	29.881	1,868	30.599	7,677	9.568	955	823

JPMorgan Series Trust II
U.S. Large Cap Core Equity Portfolio	78,798	15.79	49,535	17.139	12,963	17.551	15,203	11.032	1,244	1,065
Small Company Portfolio	136,169	16.06	73,999	19.626	8,644	20.098	41,072	13.655	2,187	2,212
Mid Cap Value Portfolio	45,243	30.67	53,271	18.381	3,757	18.617	18,077	18.725	1,388	1,313

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	107,002	24.97	87,821	21.428	4,324	21.864	34,755	20.012	2,672	3,032
Franklin Small-Mid Cap Growth Securities Fund (Class II)	28,628	22.91	60,128	8.565	2,774	8.739	9,487	12.298	656	571
Templeton Developing Markets Securities Fund (Class II)	174,854	16.00	62,041	28.779	11,685	29.366	18,746	35.691	2,798	2,111
Templeton Foreign Securities Fund (Class II)	153,497	20.25	65,902	33.103	7,930	33.899	38,613	17.039	3,108	2,446

Calamos Advisors Trust
Calamos Growth and Income Portfolio	390,439	14.32	181,793	19.611	28,606	20.081	90,863	15.975	5,591	5,291

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	22,897	29.37	75,595	6.050	17,795	6.174	9,941	10.588	672	616
V.I. Technology Fund (Series I)	33,804	15.10	121,265	3.056	15,696	3.118	10,791	8.423	510	446
V.I. Core Equity Fund (Series I)	41,550	29.11	89,149	8.319	7,825	8.488	37,863	10.604	1,210	1,012

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	83,529	19.27	134,314	9.266	5,112	9.456	23,739	13.339	1,610	1,136
Capital Portfolio (Class II)	93,563	16.74	134,129	8.396	15,195	8.568	27,021	11.467	1,566	1,233
Smaller-Cap Value Portfolio (Class II)	50,529	17.03	26,806	18.326	3,943	18.561	15,859	18.669	861	928

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	5,413	27.46	10,828	11.092	1,522	11.113	1,044	11.122	149	182
VIP Freedom Funds - Income	-	10.78	-	10.240	-	10.259	-	10.267	-	-
VIP Freedom Funds - 2010	-	11.92	-	10.302	-	10.321	-	10.330	-	-
VIP Freedom Funds - 2015	355	12.26	421	10.321	-	10.340	-	10.349	4	5
VIP Freedom Funds - 2020	2,033	12.60	2,477	10.340	-	10.359	-	10.368	26	27
VIP Freedom Funds - 2025	192	12.68	223	10.350	-	10.369	12	10.378	2	2
VIP Freedom Funds - 2030	5,241	12.99	2,912	10.368	-	10.387	3,645	10.396	68	71

Total Net Assets									$ 125,220	$ 106,786

2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime		Emerging	Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Investment Income:
Income:
Dividend Distributions	$66	128	160	40	-	122	71	35	112
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	40	13	28	52	88	40	18	6	101
Investment Income (Loss)	26	115	132	(12)	(88)	82	53	29	11
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(2)	(5)	-	219	396	100	(6)	(2)	828
Capital Gains Distributions	493	-	-	-	-	117	-	-	808
Unrealized Appreciation (Depreciation)	(1,010)	(70)	-	470	1,544	(142)	24	(8)	1,133
Net Gain (Loss) on Investments	(519)	(75)	-	689	1,940	75	18	(10)	2,769

Change in Net Assets from Operations	$(493)	40	132	677	1,852	157	71	19	2,780

3

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid-Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Investment Income:
Income:
Dividend Distributions	$-	33	66	32	-	-	10	85	57
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	32	43	35	14	4	-	2	47	65
Investment Income (Loss)	(32)	(10)	31	18	(4)	-	8	38	(8)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	342	278	47	61	11	-	-	164	(94)
Capital Gains Distributions	-	-	343	-	-	-	-	-	1,003
Unrealized Appreciation (Depreciation)	1,043	525	(693)	(98)	97	(2)	11	129	(1,804)
Net Gain (Loss) on Investments	1,385	803	(303)	(37)	108	(2)	11	293	(895)

Change in Net Assets from Operations	$1,353	793	(272)	(19)	104	(2)	19	331	(903)

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust

		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Investment Income:
Income:
Dividend Distributions	$387	5	14	-	12	77	-	56	57
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	190	8	10	18	11	26	5	19	23
Investment Income (Loss)	197	(3)	4	(18)	1	51	(5)	37	34
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	890	25	33	62	44	55	29	217	134
Capital Gains Distributions	-	-	-	105	59	240	47	184	129
Unrealized Appreciation (Depreciation)	(123)	41	(27)	(303)	(91)	(1,105)	(9)	150	93
Net Gain (Loss) on Investments	767	66	6	(136)	12	(810)	67	551	356

Change in Net Assets from Operations	$964	63	10	(154)	13	(759)	62	588	390

5

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.

					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Investment Income:
Income:
Dividend Distributions	$75	-	-	14	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	42	5	4	9	12	12	6
Investment Income (Loss)	33	(5)	(4)	5	(12)	(12)	(6)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	82	9	15	34	86	59	12
Capital Gains Distributions	408	-	-	-	-	-	94
Unrealized Appreciation (Depreciation)	(115)	63	21	40	125	153	(81)
Net Gain (Loss) on Investments	375	72	36	74	211	212	25

Change in Net Assets from Operations	$408	67	32	79	199	200	19

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Investment Income:
Income:
Dividend Distributions	$1	-	-	-	-	-	1	1,716
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	-	-	-	-	1,028
Investment Income (Loss)	1	-	-	-	-	-	1	688
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	-	-	-	-	-	-	-	4,123
Capital Gains Distributions	34	-	-	-	1	-	2	4,067
Unrealized Appreciation (Depreciation)	(33)	-	-	-	(1)	-	(3)	(56)
Net Gain (Loss) on Investments	1	-	-	-	-	-	(1)	8,134

Change in Net Assets from Operations	$2	-	-	-	-	-	-	8,822

See accompanying Notes to Financial Statement

7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime		Emerging	Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$26	115	132	(12)	(88)	82	53	29	11
Realized Gain (Loss)	491	(5)	-	219	396	217	(6)	(2)	1,636
Unrealized Appreciation (Depreciation)	(1,010)	(70)	-	470	1,544	(142)	24	(8)	1,133
Change in Net Assets from Operations	(493)	40	132	677	1,852	157	71	19	2,780

Deposits	559	218	1,982	643	1,126	594	268	125	1,148

Payments and Withdrawals:
Death Benefits	2	-	-	7	8	-	6	-	8
Withdrawals	233	71	427	286	475	257	176	75	433
Administrative Fees	349	116	369	400	712	382	169	58	833
Transfers (in) out	27	(29)	945	178	525	76	(29)	(62)	(168)
Payments and Withdrawals	611	158	1,741	871	1,720	715	322	71	1,106

Net Assets:
Net Increase (Decrease)	(545)	100	373	449	1,258	36	17	73	2,822
Beginning of Year	4,742	1,578	2,878	5,693	9,457	4,732	2,106	654	10,365

End of Year	$4,197	1,678	3,251	6,142	10,715	4,768	2,123	727	13,187

See accompanying Notes to Financial Statements

8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid-Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(32)	(10)	31	18	(4)	-	8	38	(8)
Realized Gain (Loss)	342	278	390	61	11	-	-	164	909
Unrealized Appreciation (Depreciation)	1,043	525	(693)	(98)	97	(2)	11	129	(1,804)
Change in Net Assets from Operations	1,353	793	(272)	(19)	104	(2)	19	331	(903)

Deposits	425	570	752	277	142	6	46	594	909

Payments and Withdrawals:
Death Benefits	4	7	7	-	-	-	-	-	6
Withdrawals	263	170	243	84	26	-	7	216	417
Contract Expense Charges	267	376	375	146	53	2	23	389	549
Transfers (in) out	(270)	(46)	(192)	(34)	(53)	(36)	(52)	169	276
Payments and Withdrawals	264	507	433	196	26	(34)	(22)	774	1,248

Net Assets:
Net Increase (Decrease)	1,514	856	47	62	220	38	87	151	(1,242)
Beginning of Year	3,006	4,585	4,075	1,631	452	6	168	5,392	8,024

End of Year	$4,520	5,441	4,122	1,693	672	44	255	5,543	6,782

9

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust

		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$197	(3)	4	(18)	1	51	(5)	37	34
Realized Gain (Loss)	890	25	33	167	103	295	76	401	263
Unrealized Appreciation (Depreciation)	(123)	41	(27)	(303)	(91)	(1,105)	(9)	150	93
Change in Net Assets from Operations	964	63	10	(154)	13	(759)	62	588	390

Deposits	2,578	145	154	428	294	537	111	326	441

Payments and Withdrawals:
Death Benefits	8	-	6	8	-	3	-	3	9
Withdrawals	1,540	50	52	95	69	160	64	59	125
Contract Expense Charges	1,793	86	87	211	130	285	50	169	231
Transfers (in) out	288	29	(43)	24	(7)	286	11	110	(48)
Payments and Withdrawals	3,629	165	102	338	192	734	125	341	317

Net Assets:
Net Increase (Decrease)	(87)	43	62	(64)	115	(956)	48	573	514
Beginning of Year	22,170	912	1,182	2,251	1,273	3,628	608	2,225	2,594

End of Year	$22,083	955	1,244	2,187	1,388	2,672	656	2,798	3,108

See accompanying Notes to Financial Statements

10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2007
(in thousands)

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.

					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$33	(5)	(4)	5	(12)	(12)	(6)
Realized Gain (Loss)	490	9	15	34	86	59	106
Unrealized Appreciation (Depreciation)	(115)	63	21	40	125	153	(81)
Change in Net Assets from Operations	408	67	32	79	199	200	19

Deposits	515	90	82	191	209	215	158

Payments and Withdrawals:
Death Benefits	5	-	-	4	8	-	4
Withdrawals	133	29	26	44	69	55	39
Contract Expense Charges	327	48	32	100	109	102	70
Transfers (in) out	(72)	(1)	1	(42)	6	(25)	(116)
Payments and Withdrawals	393	76	59	106	192	132	(3)

Net Assets:
Net Increase (Decrease)	530	81	55	164	216	283	180
Beginning of Year	5,061	591	455	1,046	1,394	1,283	681

End of Year	$5,591	672	510	1,210	1,610	1,566	861

11

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	-	-	-	-	-	1	688
Realized Gain (Loss)	34	-	-	-	1	-	2	8,190
Unrealized Appreciation (Depreciation)	(33)	-	-	-	(1)	-	(3)	(56)
Change in Net Assets from Operations	2	-	-	-	-	-	-	8,822

Deposits	8	-	-	-	-	-	1	16,867

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	113
Withdrawals	-	-	-	-	-	-	-	6,468
Contract Expense Charges	3	-	-	-	-	-	2	9,403
Transfers (in) out	(142)	-	-	(4)	(26)	(2)	(69)	1,383
Payments and Withdrawals	(139)	-	-	(4)	(26)	(2)	(67)	17,367

Net Assets:
Net Increase (Decrease)	149	-	-	4	26	2	68	8,322
Beginning of Year	-	-	-	-	-	-	-	116,898

End of Year	$149	-	-	4	26	2	68	125,220

See accompanying Notes to Financial Statement

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
December 31, 2006
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime		Emerging	Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$26	135	116	(20)	(79)	65	72	27	101
Realized Gain (Loss)	571	(9)	-	94	175	206	(6)	3	936
Unrealized Appreciation (Depreciation)	50	39	-	424	541	196	(2)	5	1,360
Change in Net Assets from Operations	647	165	116	498	637	467	64	35	2,397

Deposits	593	217	1,734	676	1,221	600	263	102	1,087

Payments and Withdrawals:
Death Benefits	6	5	-	8	20	3	1	-	36
Withdrawals	302	211	278	262	742	207	201	72	685
Contract Expense Charges	368	135	377	410	744	395	171	50	735
Transfers (in) out	85	145	2,038	(52)	236	12	(31)	(40)	(28)
Payments and Withdrawals	761	496	2,693	628	1,742	617	342	82	1,428

Net Assets:
Net Increase (Decrease)	479	(114)	(843)	546	116	450	(15)	55	2,056
Beginning of Year	4,263	1,692	3,721	5,147	9,341	4,282	2,121	599	8,309

End of Year	$4,742	1,578	2,878	5,693	9,457	4,732	2,106	654	10,365

13

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

	VP			VP		VP	VP Inflation
	Capital	VP	VP	Income	VP	Mid Cap	Protection		Developing
	Appreciation	International	Value	& Growth	Ultra	Value	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Fund	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(24)	29	18	14	(3)	-	5	33	(35)
Realized Gain (Loss)	139	168	339	39	-	-	(1)	105	728
Unrealized Appreciation (Depreciation)	301	678	236	169	(13)	-	(2)	592	(455)
Change in Net Assets from Operations	416	875	593	222	(16)	-	2	730	238

Deposits	388	500	627	272	141	1	38	632	1,028

Payments and Withdrawals:
Death Benefits	3	20	1	1	1	-	-	9	17
Withdrawals	163	233	188	86	22	-	4	379	403
Contract Expense Charges	230	327	326	135	56	-	20	396	615
Transfers (in) out	(145)	(69)	(196)	(28)	(21)	(5)	17	52	154
Payments and Withdrawals	251	511	319	194	58	(5)	41	836	1,189

Net Assets:
Net Increase (Decrease)	553	864	901	300	67	6	(1)	526	77
Beginning of Year	2,453	3,721	3,174	1,331	385	-	169	4,866	7,947

End of Year	$3,006	4,585	4,075	1,631	452	6	168	5,392	8,024

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS - (CONTINUED)
December 31, 2006
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust

		The Dreyfus					Franklin	Templeton
	Dreyfus	Socially				Franklin	Small-Mid	Developing	Templeton
	Stock	Responsible	US Large Cap	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Core Equity	Company	Cap Value	Fund	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	(Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$172	(6)	1	(16)	(3)	37	(5)	6	10
Realized Gain (Loss)	578	14	19	116	48	444	29	178	90
Unrealized Appreciation (Depreciation)	2,079	63	138	146	104	106	21	223	316
Change in Net Assets from Operations	2,829	71	158	246	149	587	45	407	416

Deposits	2,962	157	153	372	228	612	115	261	387

Payments and Withdrawals:
Death Benefits	35	1	-	15	-	-	-	-	-
Withdrawals	1,875	80	39	102	35	122	36	246	95
Contract Expense Charges	1,822	92	84	193	109	290	51	123	201
Transfers (in) out	418	32	16	(307)	(259)	65	15	(733)	(225)
Payments and Withdrawals	4,150	205	139	3	(115)	477	102	(364)	71

Net Assets:
Net Increase (Decrease)	1,641	23	172	615	492	722	58	1,032	732
Beginning of Year	20,529	889	1,010	1,636	781	2,906	550	1,193	1,862

End of Year	$22,170	912	1,182	2,251	1,273	3,628	608	2,225	2,594

15

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.

					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$62	(5)	(3)	8	(10)	(10)	(4)	714
Realized Gain (Loss)	510	83	5	20	52	33	65	5,771
Unrealized Appreciation (Depreciation)	(179)	(38)	38	91	187	38	35	7,487
Change in Net Assets from Operations	393	40	40	119	229	61	96	13,972

Deposits	509	112	74	165	215	218	128	16,788

Payments and Withdrawals:
Death Benefits	9	-	1	2	1	-	-	195
Withdrawals	240	35	13	82	48	58	15	7,559
Contract Expense Charges	328	55	32	83	101	100	50	9,204
Transfers (in) out	(265)	49	(6)	(106)	(59)	38	(95)	702
Payments and Withdrawals	312	139	40	61	91	196	(30)	17,660

Net Assets:
Net Increase (Decrease)	590	13	74	223	353	83	254	13,100
Beginning of Year	4,471	578	381	823	1,041	1,200	427	103,798

End of Year	$5,061	591	455	1,046	1,394	1,283	681	116,898

See accompanying Notes to Financial Statements

16

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life (Variable Universal Life or VUL), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life or SVUL), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life or Alliance), is a separate account of Kansas City Life Insurance Company (KCL).  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in twelve series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
American Leaders Fund II	Long-term growth of capital and income by investing primarily in common stock of “blue-chip” companies, which are generally top-quality, established growth companies.

High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds.

Primeme Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust
Research Series	Long-term growth of capital by investing in common stock within targeted industries.

Emerging Growth Series	Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series	Total return with its primary emphasis on current income and secondary emphasis on capital appreciation.

Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

17

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

A American Century Variable Portfolios
VP Capital Appreciation Fund	Capital growth by investing primarily in common stocks of growing companies.

VP International Fund	Capital growth by investing primarily in common stocks of foreign companies.

VP Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund	Capital growth and income by investing primarily in common stocks.

VP Ultra Fund	Long-term capital growth by investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

American Century Variable Portfolios II
VP Inflation Protection (Class II)	Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large “blue chip” companies.

Developing Leaders Portfolio	Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Funds, Inc.	Match the total return of the Standard & Poor’s (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible Growth Fund, Inc.
Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Series Trust II
U.S. Large Cap Core Equity Portfolio	High total return by investing primarily in large U.S. companies.

Small Company Portfolio	High total return by investing in small companies.

Mid Cap Value Portfolio	Growth from capital appreciation by investing in equity securities of mid-cap companies.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

18

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of small and mid-size U.S. companies.

Templeton Developing Markets Securities Fund (ClassII)	Long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries.

Templeton Foreign Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of foreign companies.

Calamos Advisors Trust
Growth and Income Portfolio	High long-term total return by investing primarily in convertible, equity and fixed-income securities.

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)	Capital growth by investing broadly in equity securities across the technology universe.

V.I. Core Equity Fund (Series I)	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	Capital gain by investing in securities of companies operating in the communications, information and related industries.

Capital Portfolio (Class II)	Capital appreciation by investing primarily in common stocks of medium-sized U.S. companies.

Smaller-Cap Value Portfolio (Class II)	Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	Long Term Capital Appreciation by investing in growth and value stocks.

VIP Freedom Funds – Income	High Total return with preservation of capital by investing fixed income and short term money market funds.

VIP Freedom Funds – 2010	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2015	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2020	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2025	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

VIP Freedom Funds – 2030	High Total return with preservation of capital by in vesting in fixed income and short term money market funds.

19

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2007, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Franklin Real Estate Fund (Class II)	Franklin Global Real Estate Securities Fund (Class II)	May 1, 2007

During the year ended December 31, 2007, the following portfolios were added as summarized, with the effective date of the change:

Portfolio Name	Effective Date

Fidelity VIP Contrafund Portfolio	May 1, 2007

Fidelity VIP Freedom Funds - Income	May 1, 2007

Fidelity VIP Freedom Funds - 2010	May 1, 2007

Fidelity VIP Freedom Funds - 2015	May 1, 2007

Fidelity VIP Freedom Funds - 2020	May 1, 2007

Fidelity VIP Freedom Funds - 2025	May 1, 2007

Fidelity VIP Freedom Funds - 2030	May 1, 2007

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements on the basis of generally accepted accounting principles in the United States of America (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund).  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

2007	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated American Leaders Fund II	$1,346	$879
Federated High Income Bond Fund II	446	272
Federated Prime Money Fund II	6,861	6,488
MFS Research Series	902	1,142
MFS Emerging Growth Series	1,322	2,004
MFS Total Return Series	960	882
MFS Research Bond Series	491	491
MFS Strategic Income Series	314	230
MFS Utilities Series	3,342	2,481
American Century VP Capital Appreciation Fund	1,241	1,112
American Century VP International Fund	1,023	969
American Century VP Value Fund	1,768	1,074
American Century VP Income & Growth Fund	455	356
American Century VP Ultra Fund	248	137
American Century VP Mid Cap Value Fund	44	4
American Century VP Inflation Protection Fund (Class II)	118	43
Dreyfus Appreciation Portfolio	747	889
Dreyfus Developing Leaders Portfolio	2,327	1,672
Dreyfus Stock Index Fund, Inc.	3,700	4,554
The Dreyfus Socially Responsible Growth Fund, Inc.	174	196
JPMorgan U.S. Large Cap Core Equity Portfolio	245	189
JPMorgan Small Company Portfolio	839	663
JPMorgan Mid Cap Value Portfolio	583	422
Franklin Global Real Estate Securities Fund (Class II)	1,224	1,131
Franklin Small-Mid Cap Growth Securities Fund (Class II)	204	177
Templeton Developing Markets Securities Fund (Class II)	1,108	903
Templeton Foreign Securities Fund (Class II)	925	638
Calamos Growth and Income Portfolio	1,279	717
AIM V.I. Capital Appreciation Fund (Series I)	167	156
AIM V.I. Technology Fund (Series I)	122	102
AIM V.I. Core Equity Fund (Series I)	280	190

21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2007 (Continued)	Cost of Purchases	Proceeds from Sales
	( in thousands)

Seligman Communications and Information Portfolio (Class II)	$302	$297
Seligman Capital Portfolio (Class II)	340	270
Seligman Smaller-Cap Value Portfolio (Class II)	446	197
Fidelity VIP Contrafund Portfolio	188	6
Fidelity VIP Freedom Funds - Income	-	-
Fidelity VIP Freedom Funds - 2010	-	-
Fidelity VIP Freedom Funds - 2015	5	-
Fidelity VIP Freedom Funds - 2020	27	-
Fidelity VIP Freedom Funds - 2025	3	-
Fidelity VIP Freedom Funds - 2030	73	3

2006	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated American Leaders Fund II	$1,395	$1,014
Federated High Income Bond Fund II	790	934
Federated Prime Money Fund II	5,867	6,710
MFS Research Series	978	950
MFS Emerging Growth Series	1,467	2,065
MFS Total Return Series	1,042	858
MFS Research Bond Series	531	528
MFS Strategic Income Series	247	197
MFS Utilities Series	2,345	2,254
American Century VP Capital Appreciation Fund	1,003	889
American Century VP International Fund	913	896
American Century VP Value Fund	1,474	861
American Century VP Income & Growth Fund	430	340
American Century VP Ultra Fund	238	158
American Century VP Mid Cap Value Fund	6	-
American Century VP Inflation Protection Fund (Class II)	67	66
Dreyfus Appreciation Portfolio	890	1,061
Dreyfus Developing Leaders Portfolio	1,982	1,531
Dreyfus Stock Index Fund, Inc.	3,834	4,850
The Dreyfus Socially Responsible Growth Fund, Inc.	209	263
JPMorgan U.S. Large Cap Core Equity Portfolio	181	167
JPMorgan Small Company Portfolio	1,023	618
JPMorgan Mid Cap Value Portfolio	677	315

22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
2006 (Continued)	Cost of Purchases	Proceeds from Sales
	( in thousands)

Franklin Global Real Estate Securities Fund (Class II)	$1,458	$1,049
Franklin Small-Mid Cap Growth Securities Fund (Class II)	207	199
Templeton Developing Markets Securities Fund (Class II)	1,506	875
Templeton Foreign Securities Fund (Class II)	870	544
Calamos Growth and Income Portfolio	1,585	942
AIM V.I. Capital Appreciation Fund (Series I)	305	272
AIM V.I. Technology Fund (Series I)	103	72
AIM V.I. Core Equity Fund (Series I)	315	204
Seligman Communications and Information Portfolio (Class II)	376	262
Seligman Capital Portfolio (Class II)	297	285
Seligman Smaller-Cap Value Portfolio (Class II)	396	185

2. Contract Charges

Century II Variable Universal Life

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2007, $1,338,000 (2006 - $1,871,000) was assessed in surrender charges.  Other contract charges, primarily annual administrative fees, totaled $8,280,000 (2006 - $8,157,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter.  An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Heritage Survivorship Variable Universal Life

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract.  A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Century II Survivorship Variable Universal Life

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.  In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal “deferred acquisition” tax and state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts.  An additional fee of $12.50 per month is charged for the first five contract years.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge.  During the year ended 2007, other contract charges totaled $663,000 (2006 - $695,000).

Century II Alliance Variable Universal Life

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium payment to cover state and local taxes and administrative expenses associated with the contract.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount.  During the year ended 2007, $240,000 (2006 - $191,000) was assessed in surrender charges and other contract charges totaled $1,490,000 (2006 - $1,243,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month.  KCL is currently not charging the per thousand portion of the monthly administrative fee.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year are as follows:

2007:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated American Leaders Fund II	$36	$2	$2	$40
Federated High Income Bond Fund II	10	2	1	13
Federated Prime Money Fund II	22	3	3	28
MFS Research Series	47	4	1	52
MFS Emerging Growth Series	81	5	2	88
MFS Total Return Series	35	3	2	40
MFS Research Bond Series	14	2	2	18
MFS Strategic Income Series	5	-	1	6
MFS Utilities Series	88	8	5	101
American Century VP Capital Appreciation Fund	28	2	2	32
American Century VP International Fund	39	2	2	43
American Century VP Value Fund	28	3	4	35
American Century VP Income & Growth Fund	12	1	1	14
American Century VP Ultra Fund	3	-	1	4
American Century VP Mid Cap Value Fund	-	-	-	-
American Century VP Inflation Protection Fund (Class II)	2	-	-	2
Dreyfus Appreciation Portfolio	42	3	2	47
Dreyfus Developing Leaders Portfolio	57	4	4	65
Dreyfus Stock Index Fund, Inc.	164	17	9	190
The Dreyfus Socially Responsible Growth Fund, Inc.	8	-	-	8
JPMorgan U.S. Large Cap Core Equity Portfolio	7	2	1	10
JPMorgan Small Company Portfolio	14	1	3	18
JPMorgan Mid Cap Value Portfolio	9	-	2	11
Franklin Global Real Estate Securities Fund (Class II)	21	1	4	26
Franklin Small-Mid Cap Growth Securities Fund (Class II)	4	-	1	5
Templeton Developing Markets Securities Fund (Class II)	14	2	3	19
Templeton Foreign Securities Fund (Class II)	19	2	2	23
Calamos Growth and Income Portfolio	31	4	7	42
AIM V.I. Capital Appreciation Fund (Series I)	4	1	-	5
AIM V.I. Technology Fund (Series I)	4	-	-	4
AIM V.I. Core Equity Fund (Series I)	7	-	2	9
Seligman Communications and Information Portfolio (Class II)	11	-	1	12
Seligman Capital Portfolio (Class II)	10	1	1	12
Seligman Smaller-Cap Value Portfolio (Class II)	4	-	2	6
Fidelity VIP Contrafund Portfolio	-	-	-	-
Fidelity VIP Freedom Funds - Income	-	-	-	-
Fidelity VIP Freedom Funds - 2010	-	-	-	-
Fidelity VIP Freedom Funds - 2015	-	-	-	-
Fidelity VIP Freedom Funds - 2020	-	-	-	-
Fidelity VIP Freedom Funds - 2025	-	-	-	-
Fidelity VIP Freedom Funds - 2030	-	-	-	-
	$880	$75	$73	$1,028

25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

2007:	Units Purchased	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated American Leaders Fund II	39	40	(1)
Federated High Income Bond Fund II	18	14	4
Federated Prime Money Fund II	526	506	20
MFS Research Series	43	53	(10)
MFS Emerging Growth Series	70	98	(28)
MFS Total Return Series	34	39	(5)
MFS Research Bond Series	26	29	(3)
MFS Strategic Income Series	19	15	4
MFS Utilities Series	70	64	6
American Century VP Capital Appreciation Fund	66	57	9
American Century VP International Fund	46	41	5
American Century VP Value Fund	103	81	22
American Century VP Income & Growth Fund	44	36	8
American Century VP Ultra Fund	19	10	9
American Century VP Mid Cap Value Fund	4	-	4
American Century VP Inflation Protection Fund (Class II)	10	4	6
Dreyfus Appreciation Portfolio	40	50	(10)
Dreyfus Developing Leaders Portfolio	79	98	(19)
Dreyfus Stock Index Fund, Inc.	202	258	(56)
The Dreyfus Socially Responsible Growth Fund, Inc.	7	7	-
JPMorgan U.S. Large Cap Core Equity Portfolio	14	10	4
JPMorgan Small Company Portfolio	39	32	7
JPMorgan Mid Cap Value Portfolio	27	22	5
Franklin Global Real Estate Securities Fund (Class II)	37	45	(8)
Franklin Small-Mid Cap Growth Securities Fund (Class II)	17	20	(3)
Templeton Developing Markets Securities Fund (Class II)	32	34	(2)
Templeton Foreign Securities Fund (Class II)	32	24	8
Calamos Growth and Income Portfolio	44	37	7
AIM V.I. Capital Appreciation Fund (Series I)	26	24	2
AIM V.I. Technology Fund (Series I)	35	30	5
AIM V.I. Core Equity Fund (Series I)	30	21	9
Seligman Communications and Information Portfolio (Class II)	32	30	2
Seligman Capital Portfolio (Class II)	39	29	10
Seligman Smaller-Cap Value Portfolio (Class II)	19	10	9
Fidelity VIP Contrafund Portfolio	14	1	13
Fidelity VIP Freedom Funds - Income	-	-	-
Fidelity VIP Freedom Funds - 2010	-	-	-
Fidelity VIP Freedom Funds - 2015	-	-	-
Fidelity VIP Freedom Funds - 2020	2	-	2
Fidelity VIP Freedom Funds - 2025	-	-	-
Fidelity VIP Freedom Funds - 2030	7	-	7

26

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2007, follows.

						For the Year Ended
	At December 31, 2007					December 31, 2007

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	214	$ 11.143	to	$ 21.585	$ 4,197	1.43%	0.5% to 0.9%	-10.48%	to	-10.12%
Federated High Income Bond Fund II	98	15.113	to	17.962	1,678	7.74	0.5 to 0.9	2.50%	to	2.91%
Federated Prime Money Fund II	245	11.383	to	13.756	3,251	4.66	0.5 to 0.9	3.87%	to	4.29%
MFS Research Series	292	12.255	to	22.273	6,142	0.68	0.5 to 0.9	12.18%	to	12.64%
MFS Emerging Growth Series	504	11.097	to	22.613	10,715	0.00	0.5 to 0.9	20.08%	to	20.57%
MFS Total Return Series	213	13.963	to	24.707	4,768	2.54	0.5 to 0.9	3.28%	to	3.69%
MFS Research Bond Series	125	14.026	to	17.558	2,123	3.29	0.5 to 0.9	3.27%	to	3.68%
MFS Strategic Income Series	47	14.622	to	15.589	727	4.88	0.5 to 0.9	2.75%	to	3.17%
MFS Utilities Series	326	20.855	to	46.799	13,187	0.92	0.5 to 0.9	26.74%	to	27.26%
American Century VP Capital Appreciation Fund	201	17.030	to	23.111	4,520	0.00	0.5 to 0.9	44.49%	to	45.07%
American Century VP International Fund	221	15.795	to	26.646	5,441	0.65	0.5 to 0.9	16.99%	to	17.46%
American Century VP Value Fund	346	11.176	to	15.358	4,122	1.52	0.5 to 0.9	-5.99%	to	-5.61%
American Century VP Income & Growth Fund	184	8.741	to	12.811	1,693	1.83	0.5 to 0.9	-0.97%	to	-0.57%
American Century VP Ultra Fund	45	14.714	to	14.989	672	0.00	0.5 to 0.9	19.93%	to	20.41%
American Century VP Mid Cap Value Fund	4	10.734	to	10.806	44	1.03	0.5 to 0.9	-3.18%	to	-2.80%
American Century VP Inflation Protection Fund (Class II)	22	11.647	to	11.865	255	4.52	0.5 to 0.9	8.54%	to	8.97%
Dreyfus Appreciation Portfolio	316	12.383	to	18.154	5,543	1.54	0.5 to 0.9	6.17%	to	6.60%
Dreyfus Developing Leaders Portfolio	462	10.705	to	15.443	6,782	0.75	0.5 to 0.9	-11.86%	to	-11.51%
Dreyfus Stock Index Fund, Inc.	1,268	12.344	to	18.258	22,083	1.71	0.5 to 0.9	4.31%	to	4.73%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	9.568	to	30.599	955	0.52	0.5 to 0.9	6.81%	to	7.24%
JPMorgan U.S. Large Cap Core Equity Portfolio	78	11.032	to	17.551	1,244	1.09	0.5 to 0.9	0.74%	to	1.15%
JPMorgan Small Company Portfolio	124	13.655	to	20.098	2,187	0.01	0.5 to 0.9	-6.52%	to	-6.14%
JPMorgan Mid Cap Value Portfolio	75	18.381	to	18.725	1,388	0.84	0.5 to 0.9	1.53%	to	1.94%
Franklin Global Real Estate Securities Fund (Class II)	127	20.012	to	21.864	2,672	2.33	0.5 to 0.9	-21.58%	to	-21.26%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	72	8.565	to	12.298	656	0.00	0.5 to 0.9	10.24%	to	10.68%
Templeton Developing Markets Securities Fund (Class II)	92	28.779	to	35.691	2,798	2.30	0.5 to 0.9	27.63%	to	28.14%
Templeton Foreign Securities Fund (Class II)	112	17.039	to	33.899	3,108	1.96	0.5 to 0.9	14.42%	to	14.88%
Calamos Growth and Income Portfolio	301	15.975	to	20.081	5,591	1.40	0.5 to 0.9	7.89%	to	8.32%
AIM V.I. Capital Appreciation Fund (Series I)	103	6.050	to	10.588	672	0.00	0.5 to 0.9	11.01%	to	11.45%
AIM V.I. Technology Fund (Series I)	148	3.056	to	8.423	510	0.00	0.5 to 0.9	6.73%	to	7.16%
AIM V.I. Core Equity Fund (Series I)	135	8.319	to	10.604	1,210	1.17	0.5 to 0.9	7.14%	to	7.57%
Seligman Communications and Information Portfolio (Class II)	163	9.266	to	13.339	1,610	0.00	0.5 to 0.9	14.08%	to	14.54%
Seligman Capital Portfolio (Class II)	176	8.396	to	11.467	1,566	0.00	0.5 to 0.9	15.20%	to	15.67%
Seligman Smaller-Cap Value Portfolio (Class II)	47	18.326	to	18.669	861	0.00	0.5 to 0.9	3.02%	to	3.44%
Fidelity VIP Contrafund Portfolio [d]	13	11.092	to	11.122	149	1.99	0.5 to 0.9	10.92%	to	11.22%
Fidelity VIP Freedom Funds - Income [d]	0	10.240	to	10.267	-	0.00	0.5 to 0.9	2.40%	to	2.67%
Fidelity VIP Freedom Funds - 2010 [d]	0	10.302	to	10.330	-	0.00	0.5 to 0.9	3.02%	to	3.29%
Fidelity VIP Freedom Funds - 2015 [d]	0	10.321	to	10.349	4	25.52	0.5 to 0.9	3.21%	to	3.49%
Fidelity VIP Freedom Funds - 2020 [d]	2	10.340	to	10.368	26	14.71	0.5 to 0.9	3.40%	to	3.68%
Fidelity VIP Freedom Funds - 2025 [d]	0	10.350	to	10.378	2	7.50	0.5 to 0.9	3.50%	to	3.78%
Fidelity VIP Freedom Funds - 2030 [d]	7	10.368	to	10.396	68	5.98	0.5 to 0.9	3.68%	to	3.96%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

[d] This portfolio was added effective May 1, 2007.

27

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2006					December 31, 2006

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	215	$ 12.397	to	$ 24.112	$ 4,742	1.46%	0.5% to 0.9%	15.76%	to	16.23%
Federated High Income Bond Fund II	95	14.685	to	17.525	1,578	8.76	0.5 to 0.9	9.81%	to	10.25%
Federated Prime Money Fund II	225	10.915	to	13.243	2,878	4.40	0.5 to 0.9	3.57%	to	3.99%
MFS Research Series	302	10.880	to	19.854	5,693	0.49	0.5 to 0.9	9.49%	to	9.93%
MFS Emerging Growth Series	532	9.204	to	18.832	9,457	0.00	0.5 to 0.9	6.93%	to	7.36%
MFS Total Return Series	218	13.465	to	23.923	4,732	2.30	0.5 to 0.9	10.89%	to	11.34%
MFS Research Bond Series	128	13.528	to	17.002	2,106	4.29	0.5 to 0.9	3.12%	to	3.53%
MFS Strategic Income Series	44	14.173	to	15.171	654	5.09	0.5 to 0.9	5.72%	to	6.14%
MFS Utilities Series	320	16.388	to	36.924	10,365	1.98	0.5 to 0.9	30.09%	to	30.61%
American Century VP Capital Appreciation Fund	193	11.739	to	15.995	3,006	0.00	0.5 to 0.9	16.17%	to	16.64%
American Century VP International Fund	216	13.447	to	22.776	4,585	1.57	0.5 to 0.9	23.91%	to	24.40%
American Century VP Value Fund	325	11.888	to	16.272	4,075	1.29	0.5 to 0.9	17.59%	to	18.06%
American Century VP Income & Growth Fund	177	8.826	to	12.884	1,631	1.76	0.5 to 0.9	16.04%	to	16.50%
American Century VP Ultra Fund	37	12.269	to	12.449	452	0.00	0.5 to 0.9	-4.14%	to	-3.76%
American Century VP Mid Cap Value Fund [d]	1	11.087	to	11.117	6	1.80	0.5 to 0.9	10.87%	to	11.17%
American Century VP Inflation Protection (Class II)	16	10.731	to	10.888	168	3.33	0.5 to 0.9	0.70%	to	1.10%
Dreyfus Appreciation Portfolio	326	11.617	to	17.100	5,392	1.53	0.5 to 0.9	15.44%	to	15.90%
Dreyfus Developing Leaders Portfolio	481	12.097	to	17.521	8,024	0.40	0.5 to 0.9	2.84%	to	3.25%
Dreyfus Stock Index Fund, Inc.	1,324	11.786	to	17.504	22,170	1.67	0.5 to 0.9	14.47%	to	14.92%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	8.921	to	28.568	912	0.11	0.5 to 0.9	8.23%	to	8.66%
JPMorgan U.S. Large Cap Core Equity Portfolio	74	10.906	to	17.373	1,182	0.97	0.5 to 0.9	15.53%	to	15.99%
JPMorgan Small Company Portfolio	116	14.549	to	21.440	2,251	0.00	0.5 to 0.9	13.98%	to	14.43%
JPMorgan Mid Cap Value Portfolio	70	18.104	to	18.369	1,273	0.53	0.5 to 0.9	15.80%	to	16.26%
Franklin Real Estate Fund (Class II)	135	25.415	to	27.803	3,628	1.96	0.5 to 0.9	19.51%	to	19.98%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	7.769	to	11.111	608	0.00	0.5 to 0.9	7.72%	to	8.15%
Templeton Developing Markets Securities Fund (Class II)	95	22.550	to	27.853	2,225	1.12	0.5 to 0.9	26.95%	to	27.45%
Templeton Foreign Securities Fund (Class II)	105	14.832	to	29.546	2,594	1.25	0.5 to 0.9	20.36%	to	20.84%
Calamos Growth and Income Portfolio	294	14.748	to	18.561	5,061	2.07	0.5 to 0.9	8.47%	to	8.90%
AIM V. I. Capital Appreciation Fund (Series I)	101	5.450	to	9.500	591	0.06	0.5 to 0.9	6.83%	to	7.26%
AIM V. I. Technology Fund (Series I)	142	2.863	to	7.860	455	0.00	0.5 to 0.9	9.49%	to	9.93%
AIM V. I. Core Equity Fund (Series I)	126	7.764	to	9.857	1,046	1.67	0.5 to 0.9	14.21%	to	14.67%
Seligman Communications and Information Portfolio (Class II)	161	8.123	to	11.646	1,394	0.00	0.5 to 0.9	20.92%	to	21.41%
Seligman Capital Portfolio (Class II)	166	7.288	to	9.914	1,283	0.00	0.5 to 0.9	4.86%	to	5.28%
Seligman Smaller-Cap Value Portfolio (Class II)	38	17.789	to	18.049	681	0.00	0.5 to 0.9	19.91%	to	20.39%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

[d] This portfolio was added effective May 1, 2006

28

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2005					December 31, 2005

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	222	$ 10.666	to	$ 20.828	$ 4,263	1.51%	0.5% to 0.9%	4.08%	to	4.50%
Federated High Income Bond Fund II	113	13.320	to	15.959	1,692	8.07	0.5 to 0.9	1.74%	to	2.15%
Federated Prime Money Fund II	298	10.497	to	12.786	3,721	2.66	0.5 to 0.9	1.77%	to	2.18%
MFS Research Series	299	9.898	to	18.133	5,147	0.47	0.5 to 0.9	6.84%	to	7.26%
MFS Emerging Growth Series	562	8.573	to	17.611	9,341	0.00	0.5 to 0.9	8.21%	to	8.65%
MFS Total Return Series	218	12.094	to	21.573	4,282	1.98	0.5 to 0.9	1.90%	to	2.31%
MFS Research Bond Series	133	13.066	to	16.488	2,121	5.03	0.5 to 0.9	0.61%	to	1.01%
MFS Strategic Income Series	43	13.353	to	14.351	599	6.69	0.5 to 0.9	0.98%	to	1.38%
MFS Utilities Series	327	12.547	to	28.383	8,309	0.59	0.5 to 0.9	15.79%	to	16.26%
American Century VP Capital Appreciation Fund	181	10.065	to	13.768	2,453	0.00	0.5 to 0.9	20.97%	to	21.46%
American Century VP International Fund	213	10.809	to	18.381	3,721	1.19	0.5 to 0.9	12.24%	to	12.69%
American Century VP Value Fund	300	10.110	to	13.782	3,174	0.83	0.5 to 0.9	4.09%	to	4.51%
American Century VP Income & Growth Fund	167	7.606	to	11.059	1,331	1.82	0.5 to 0.9	3.70%	to	4.11%
American Century VP Ultra Fund	30	12.799	to	12.935	385	0.00	0.5 to 0.9	1.25%	to	1.66%
American Century VP Inflation Protection (Class II)	16	10.656	to	10.769	169	4.22	0.5 to 0.9	0.66%	to	1.06%
Dreyfus Appreciation Portfolio	338	10.023	to	14.813	4,866	0.02	0.5 to 0.9	3.45%	to	3.86%
Dreyfus Developing Leaders Portfolio	488	11.715	to	17.037	7,947	0.00	0.5 to 0.9	4.86%	to	5.27%
Dreyfus Stock Index Fund, Inc.	1,400	10.256	to	15.292	20,529	1.61	0.5 to 0.9	3.76%	to	4.17%
The Dreyfus Socially Responsible Growth Fund, Inc.	39	8.211	to	26.325	889	0.00	0.5 to 0.9	2.69%	to	3.10%
JPMorgan U.S. Large Cap Core Equity Portfolio	73	9.402	to	14.996	1,010	1.22	0.5 to 0.9	0.44%	to	0.85%
JPMorgan Small Company Portfolio	94	12.714	to	18.759	1,636	0.00	0.5 to 0.9	2.49%	to	2.90%
JPMorgan Mid Cap Value Portfolio	50	15.634	to	15.800	781	0.18	0.5 to 0.9	8.24%	to	8.67%
Franklin Real Estate Fund (Class II)	129	21.182	to	23.201	2,906	1.35	0.5 to 0.9	12.46%	to	12.91%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	73	7.212	to	10.273	550	0.00	0.5 to 0.9	3.85%	to	4.27%
Templeton Developing Markets Securities Fund (Class II)	65	17.763	to	21.854	1,193	1.30	0.5 to 0.9	26.29%	to	26.79%
Templeton Foreign Securities Fund (Class II)	88	12.274	to	24.481	1,862	1.12	0.5 to 0.9	9.18%	to	9.62%
Calamos Growth and Income Portfolio	282	13.542	to	17.065	4,471	2.39	0.5 to 0.9	6.19%	to	6.62%
AIM V. I. Dent Demographic Trends Fund (Series I)	106	5.102	to	8.857	578	0.00	0.5 to 0.9	5.26%	to	5.68%
AIM V. I. Technology Fund (Series I)	132	2.615	to	7.150	381	0.00	0.5 to 0.9	1.26%	to	1.67%
AIM V. I. Premier Equity Fund (Series I)	116	6.798	to	8.596	823	0.84	0.5 to 0.9	4.71%	to	5.13%
Seligman Communications and Information Portfolio (Class II)	147	6.718	to	9.593	1,041	0.00	0.5 to 0.9	6.56%	to	6.99%
Seligman Capital Portfolio (Class II)	164	6.951	to	9.417	1,200	0.00	0.5 to 0.9	11.20%	to	11.64%
Seligman Smaller-Cap Value Portfolio (Class II)	29	14.835	to	14.992	427	0.23	0.5 to 0.9	-4.98%	to	-4.61%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

29

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2004					December 31, 2004

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [c]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	241	$ 10.207	to	$ 20.011	$ 4,464	1.44%	0.5% to 0.9%	8.79%	to	9.22%
Federated High Income Bond Fund II	113	13.040	to	15.686	1,652	7.70	0.5 to 0.9	9.47%	to	9.91%
Federated Prime Money Fund II	296	10.273	to	12.564	3,627	0.81	0.5 to 0.9	-0.09%	to	0.31%
MFS Research Series	318	9.227	to	16.973	5,119	1.06	0.5 to 0.9	14.81%	to	15.27%
MFS Emerging Growth Series	591	7.891	to	16.275	9,072	0.00	0.5 to 0.9	11.95%	to	12.39%
MFS Total Return Series	224	11.821	to	21.170	4,343	1.64	0.5 to 0.9	10.32%	to	10.77%
MFS Bond Series	130	12.936	to	16.389	2,060	5.90	0.5 to 0.9	5.11%	to	5.53%
MFS Strategic Income Series	42	13.172	to	14.212	579	5.31	0.5 to 0.9	6.76%	to	7.19%
MFS Utilities Series	321	10.793	to	24.511	7,169	1.45	0.5 to 0.9	29.03%	to	29.55%
American Century VP Capital Appreciation Fund	180	8.287	to	11.381	2,021	0.00	0.5 to 0.9	6.62%	to	7.05%
American Century VP International Fund	240	9.592	to	16.376	3,705	0.55	0.5 to 0.9	13.89%	to	14.35%
American Century VP Value Fund	263	9.712	to	13.187	2,655	0.97	0.5 to 0.9	13.31%	to	13.76%
American Century VP Income & Growth Fund	148	7.335	to	10.622	1,129	1.38	0.5 to 0.9	11.98%	to	12.43%
American Century VP Inflation Protection Fund (Class II)	15	10.587	to	10.656	155	3.15	0.5 to 0.9	4.86%	to	5.29%
American Century VP Ultra Fund	12	12.641	to	12.724	149	0.00	0.5 to 0.9	9.68%	to	10.12%
Dreyfus Appreciation Portfolio	350	9.651	to	14.320	4,895	1.63	0.5 to 0.9	4.10%	to	4.52%
Dreyfus Developing Leaders Portfolio	509	11.128	to	16.248	7,943	0.20	0.5 to 0.9	10.34%	to	10.79%
Dreyfus Stock Index Fund, Inc.	1,436	9.845	to	14.738	20,375	1.83	0.5 to 0.9	9.64%	to	10.09%
The Dreyfus Socially Responsible Growth Fund, Inc.	40	7.964	to	25.565	899	0.41	0.5 to 0.9	5.25%	to	5.68%
JPMorgan Large Cap Core Equity Portfolio	73	9.323	to	14.889	1,023	0.75	0.5 to 0.9	8.51%	to	8.94%
JPMorgan Small Company Portfolio	76	12.355	to	18.253	1,326	0.00	0.5 to 0.9	26.03%	to	26.54%
JPMorgan Mid Cap Value Portfolio	26	14.445	to	14.539	383	0.19	0.5 to 0.9	19.97%	to	20.45%
Franklin Real Estate Fund (Class II)	118	18.760	to	20.573	2,361	1.86	0.5 to 0.9	30.62%	to	31.14%
Franklin Small Cap Fund (Class II)	79	6.945	to	9.853	573	0.00	0.5 to 0.9	10.48%	to	10.92%
Templeton Developing Markets Securities Fund (Class II)	51	14.066	to	17.236	743	2.20	0.5 to 0.9	23.59%	to	24.09%
Templeton Foreign Securities Fund (Class II)	70	11.197	to	22.360	1,389	1.05	0.5 to 0.9	17.46%	to	17.94%
Calamos Growth and Income Portfolio	268	12.702	to	16.026	4,014	1.23	0.5 to 0.9	10.10%	to	10.55%
AIM V. I. Dent Demographic Trends Fund (Series I)	131	4.847	to	8.382	674	0.00	0.5 to 0.9	7.28%	to	7.72%
AIM V. I. Technology Fund (Series I)	134	2.583	to	7.033	383	0.00	0.5 to 0.9	3.72%	to	4.16%
AIM V. I. Premier Equity Fund (Series I)	127	6.492	to	8.176	857	0.49	0.5 to 0.9	4.83%	to	5.24%
Seligman Communications and Information Portfolio (Class II)	155	6.304	to	8.966	1,028	0.00	0.5 to 0.9	9.86%	to	10.31%
Seligman Capital Portfolio (Class II)	177	6.251	to	8.435	1,153	0.00	0.5 to 0.9	7.32%	to	7.77%
Seligman Small Cap Value Portfolio (Class II)	14	15.614	to	15.716	213	0.03	0.5 to 0.9	18.53%	to	19.01%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2003					December 31, 2003

		Unit Fair Value			Net	Investment [a]	Expense Ratio [b]	Total Return [e]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	266	$ 9.345	to	$ 18.394	$ 4,478	1.55%	0.5% to 0.9%	26.55%	to	27.06%
Federated High Income Bond Fund II	104	11.864	to	14.329	1,404	7.08	0.5 to 0.9	21.12%	to	21.61%
Federated International Small Company Fund II [c]	0	6.457	to	9.035	-	0.00	0.5 to 0.9	38.09%	to	38.57%
Federated Prime Money Fund II	314	10.241	to	12.575	3,842	0.70	0.5 to 0.9	-0.21%	to	0.19%
MFS Research Series	335	8.005	to	14.784	4,657	0.66	0.5 to 0.9	23.59%	to	24.09%
MFS Emerging Growth Series	603	7.021	to	14.538	8,212	0.00	0.5 to 0.9	29.07%	to	29.59%
MFS Total Return Series	212	10.672	to	19.190	3,767	1.70	0.5 to 0.9	15.28%	to	15.74%
MFS Bond Series	131	12.258	to	15.592	1,968	6.20	0.5 to 0.9	8.36%	to	8.80%
MFS Strategic Income Series	43	12.288	to	13.312	556	5.16	0.5 to 0.9	9.39%	to	9.83%
MFS Utilities Series	320	8.331	to	18.997	5,552	2.26	0.5 to 0.9	34.68%	to	35.22%
American Century VP Capital Appreciation Fund	180	7.741	to	10.675	1,904	0.00	0.5 to 0.9	19.39%	to	19.87%
American Century VP International Fund	252	8.388	to	14.379	3,410	0.74	0.5 to 0.9	23.39%	to	23.88%
American Century VP Value Fund	246	8.571	to	11.592	2,176	1.05	0.5 to 0.9	27.79%	to	28.32%
American Century VP Income and Growth Fund	135	6.550	to	9.448	917	1.31	0.5 to 0.9	28.18%	to	28.70%
American Century VP Inflation Protection Fund (Class II) [d]	3	10.096	to	10.121	28	1.88	0.5 to 0.9	0.96%	to	1.21%
American Century VP Ultra Fund [d]	4	11.525	to	11.554	42	0.00	0.5 to 0.9	15.25%	to	15.54%
Dreyfus Appreciation Portfolio	375	9.234	to	13.756	5,039	1.45	0.5 to 0.9	20.09%	to	20.56%
Dreyfus Developing Leaders Portfolio	526	10.045	to	14.725	7,429	0.03	0.5 to 0.9	30.51%	to	31.03%
Dreyfus Stock Index Fund, Inc.	1,427	8.943	to	13.442	18,547	1.52	0.5 to 0.9	27.22%	to	27.72%
The Dreyfus Socially Responsible Growth Fund, Inc.	39	7.536	to	24.221	839	0.12	0.5 to 0.9	24.88%	to	25.37%
JPMorgan Large Cap Core Equity Portfolio	71	8.558	to	13.684	911	0.70	0.5 to 0.9	27.00%	to	27.50%
JPMorgan Small Company Portfolio	66	9.764	to	14.443	923	0.00	0.5 to 0.9	34.76%	to	35.29%
JPMorgan Mid Cap Value Portfolio [d]	4	12.040	to	12.071	49	0.00	0.5 to 0.9	20.40%	to	20.71%
Franklin Real Estate Fund (Class II)	97	14.305	to	15.707	1,483	2.40	0.5 to 0.9	34.53%	to	35.07%
Franklin Small Cap Fund (Class II)	75	6.286	to	8.883	485	0.00	0.5 to 0.9	36.00%	to	36.56%
Templeton Developing Markets Securities Fund (Class II)	35	11.381	to	13.890	399	1.30	0.5 to 0.9	51.63%	to	52.24%
Templeton Foreign Securities Fund (Class II)	57	9.494	to	18.983	1,025	1.74	0.5 to 0.9	31.03%	to	31.55%
Calamos Growth and Income Portfolio	184	11.490	to	14.516	2,561	3.27	0.5 to 0.9	24.63%	to	25.12%
AIM V. I. Dent Demographic Trends Fund (Series I)	106	4.518	to	7.781	498	0.00	0.5 to 0.9	36.25%	to	36.77%
AIM V. I. New Technology Fund (Series I)	162	2.490	to	6.752	416	0.00	0.5 to 0.9	51.00%	to	51.63%
AIM V. I. Premier Equity Fund (Series I)	117	6.193	to	7.769	752	0.35	0.5 to 0.9	23.96%	to	24.46%
Seligman Communications and Information Portfolio (Class II)	134	5.738	to	8.128	804	0.00	0.5 to 0.9	42.77%	to	43.33%
Seligman Capital Portfolio (Class II)	160	5.824	to	7.827	963	0.00	0.5 to 0.9	34.53%	to	35.06%
Seligman Small Cap Value Portfolio (Class II) [d]	2	13.173	to	13.206	23	2.06	0.5 to 0.9	31.73%	to	32.06%

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c] Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

[d] Fund inception date May 14, 2003.

[e]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

31

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprised of individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2007, and the related statement of operations for the period or year then ended; the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2007, and the results of its operations for the period or year then ended; the changes in its net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
April 7, 2008

32

PART C

OTHER INFORMATION

Item 26.  Exhibits

(a)  Board of Directors Resolution.

Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)

(b)  Custodian Agreements.

Not Applicable.

(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (2)

(2)	Schedule of Sales Commissions. (3)

(d)  Contracts.

(1)	Specimen Contract Form. (7)

(2)	Contract Split Option Rider. (3)

(3)	Joint First to Die Term Life Insurance Rider. (3)

(4)	Joint Survivorship Four-Year Term Life Insurance Rider. (3)

(e)  Applications.

Application Form. (1)

(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts. (8)

(h)  Participation Agreements.

(1)	Participation Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (1)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc. and Investors Research Corporation. (1)

(3)
Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II and Federated Prime Money Fund II. (1)

1

(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (3)

(5)	Participation Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II. (4)

(6)	Amended and Restated Participation Agreement between Kansas City Life Insurance Company and each of Calamos Advisor Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc. (5)

(7)	Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (6)

(8)
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (4)

(9)	Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated International Small Company Fund II. (6)

(10)	Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company. (6)

(11)	Form of Fund Participation Agreement between Kansas City Life Insurance Company, Seligman Portfolios, Inc., and Seligman Advisors, Inc. (6)

(12)
Form of Fund Participation Agreement between Kansas City Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV. (9)

(i)  Administrative Contracts.

Not Applicable.

(j)  Other Material Contracts.

(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (9)

(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (9)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (9)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (9)

(5)	Rule 22c-2 Agreement between Federated Securities Corp.,("FSC") and Kansas City Life Insurance Company dated March 7, 2007. (9)

(6)	Rule 22c-2 Agreement between Franklin Templeton Variable Insurance Products Trust and Kansas City Life Insurance Company dated April 16, 2007. (9)

(7)	Rule 22c-2 Agreement between J.P. Morgan Series Trust II and Kansas City Life Insurance Company dated March 5, 2007. (9)

(8)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (9)

2

(9)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (9)

(k)  Legal Opinion.

Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered (10)

(l)  Actuarial Opinion.

Not Applicable.

(m)  Calculations.

Not Applicable.

(n)  Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP. (10)

(2)	Consent of KPMG LLP. (10)

(o)  Omitted Financial Statements.

Not Applicable.

(p)  Initial Capital Agreements.

Not Applicable.

(q)  Redeemability Exemption.

Memorandum describing issuance, transfer and redemption procedures. (4)

__________

* filed herewith

(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 25, 1995 (File No. 033-89984).

(3)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).

(4)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 19, 1999 (File No. 033-95354).

(5)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 29, 1999 (File No. 333-25443).

(6)  Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 28, 2000 (File No. 033-89984).

3

(7)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on September 17, 2001 (File No. 333-69508).

(8)  Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).

(9)  Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(10)  Filed herewith.

Item 27.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
Charles R. Duffy, Jr.	Senior Vice President, Operations
Richard L. Finn	Director
Webb R. Gilmore	Director
Nancy Bixby Hudson	Director
Kathleen A. Hunzicker, M.D	Vice President and Medical Director
Daryl D. Jensen	Director
Tracy W. Knapp	Senior Vice President, Finance and Director
David A. Laird	Vice President and Controller
Mary M. McCalla	Treasurer
Cecil R. Miller	Director
Robert J. Milroy	Vice President, Underwriting and New Business
Mark A. Milton	Senior Vice President and Actuary
Bradford T. Nordholm	Director
William A. Schalekamp	Senior Vice President, General Counsel, Secretary and Director
Larry Winn, Jr.	Director

* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

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1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of

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the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 30.  Principal Underwriter

(a)  Other Activity.

In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b)  Management.

The directors and principal officers of Sunset Financial Services, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Charles R. Duffy, Jr.	Director
Gary K. Hoffman	Assistant Secretary and Director
Kim Kirkman	Assistant Vice President
Donald E. Krebs	Vice President and Director
David A. Laird	Treasurer
A. Craig Mason	Secretary
Dustin S. Meza	Assistant Vice President
Bruce Oberdling	President and Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Vice President

* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)  Compensation from the Registrant.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$2,800,860.00	None	N/A	N/A

Item 31.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

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Item 33.  Fee Representation

Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 30th day of April, 2008.

Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ William A. Schalekamp William A. Schalekamp	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 30, 2008

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance and Director (Principal Financial Officer)	April 30, 2008

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 30, 2008

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 30, 2008

/s/ William R. Blessing William R. Blessing	Director	April 30, 2008

/s/ Michael Braude Michael Braude	Director	April 30, 2008

______________________________ Richard L. Finn	Director	April 30, 2008

______________________________ Webb R. Gilmore	Director	April 30, 2008

______________________________ Nancy Bixby Hudson	Director	April 30, 2008

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______________________________ Daryl D. Jensen	Director	April 30, 2008

/s/ Cecil R. Miller Cecil R. Miller	Director	April 30, 2008

______________________________ Bradford T. Nordholm	Director	April 30, 2008

/s/ William A. Schalekamp William A. Schalekamp	Director	April 30, 2008

/s/ E. Larry Winn, Jr. E. Larry Winn, Jr.	Director	April 30, 2008

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EXHIBIT INDEX

Exhibit k

Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered.

Exhibit n(1)

Consent of Sutherland Asbill & Brennan LLP.

Exhibit n(2)

Consent of KPMG LLP.

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Supplement Dated May 1, 2008 to Prospectus Dated May 1, 2008
Kansas City Life Variable Life Separate Account
Survivorship VUL Contract
Massachusetts

For Contracts sold in the state of Massachusetts, the following wording has been added to the Premiums to Prevent Lapse section of the Heritage SVUL Prospectus:

Effect of Insufficient Premium Levels. While these above premium levels will prevent policy lapse, paying only this level premium required may forego advantages of building up significant contract value. Premium payments less than those described above will not further erode the build-up of contract value, but will mean the future premium required to keep the contract in force must be sufficient to maintain a positive cash surrender value. This premium could be significantly higher or lower than the premium required to keep the contract in force during the guaranteed payment period or under the guaranteed minimum death benefit option.

5688	1-14b